          As filed with the Securities and Exchange Commission on April 30, 2003



                                       Securities Act registration no. 333-53390
                                       Investment Company Act file no. 811-10261

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

--------------------------------------------------------------------------------

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]
                         Post-Effective Amendment No. 4                     [X]

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
                                 Amendment No. 6                            [X]

--------------------------------------------------------------------------------

                               PEARL MUTUAL FUNDS
                            on behalf of its series:

                             Pearl Total Return Fund
                          Pearl Aggressive Growth Fund

                                2610 Park Avenue
                                  P.O. Box 209
                              Muscatine, Iowa 52761

                          Telephone number 563-288-2773

--------------------------------------------------------------------------------

     Robert H. Solt                             Stacy H. Winick
     2610 Park Avenue                           Bell, Boyd & Lloyd PLLC
     P.O. Box 209                               1615 L Street, N.W., Suite 1200
     Muscatine, Iowa 52761                      Washington, DC 20036

                              (Agents for service)

--------------------------------------------------------------------------------

                 Amending parts A, B and C and filing Exhibits.

             It is proposed that this filing will become effective:

          _________      immediately upon filing pursuant to rule 485(b)

              X          on April 30, 2003 pursuant to rule 485(b)
          ---------
          _________      60 days after filing pursuant to rule 485(a)(1)

          _________      on ________________ pursuant to rule 485(a)(1)

          _________      75 days after filing pursuant to rule 485(a)(2)

          _________      on ________________ pursuant to rule 485(a)(2)

                             PEARL MUTUAL FUNDS/SM/

                                   PROSPECTUS

                                   MAY 1, 2003
































                                                                    PEARL
                                                                      FUNDS/SM/


WWW.PEARLFUNDS.COM
2610 PARK AVENUE  PO BOX 209  MUSCATINE IA  52761
866-747-9030 (TOLL-FREE) OR 563-288-2773
FAX:  563-288-4101
E-MAIL:  INFO@PEARLFUNDS.COM

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

At a Glance ................................................................  1

        Investment Objectives ..............................................  1

        Principal Investment Strategy ......................................  1

        Principal Investment Risks .........................................  2

        Performance ........................................................  3

        Fees and Expenses ..................................................  6

How the Funds Invest .......................................................  7

        Investment Objective and Strategies ................................  7

        Portfolio Funds and Other Investments in which the Funds Invest ....  9

        Principal Investment Risks ......................................... 10

        Managing Risks ..................................................... 11

Management of the Funds .................................................... 12

        The Investment Manager ............................................. 12

        Portfolio Transactions ............................................. 14

Types of Accounts .......................................................... 14

How to Buy and Sell Fund Shares ............................................ 17

        How to Buy Shares .................................................. 17

        How to Sell Shares ................................................. 18

Net Asset Value (NAV) ...................................................... 20

Dividends, Capital Gains, and Taxes ........................................ 21

Financial Highlights ....................................................... 23

--------------------------------------------------------------------------------
AT A GLANCE
--------------------------------------------------------------------------------

---------------------
INVESTMENT OBJECTIVES
---------------------

Pearl Total Return Fund/SM/ seeks long-term total return.

Pearl Aggressive Growth Fund/SM/ seeks long-term aggressive growth of capital.

There is no assurance that a Fund will achieve its investment objective.

-----------------------------
PRINCIPAL INVESTMENT STRATEGY
-----------------------------

Each Fund is a fund of funds that invests in shares of other registered investment companies, including mutual funds and closed-end funds. The investment companies in which the Funds may invest are referred to as "portfolio funds" throughout this prospectus. Pearl Total Return Fund is referred to as "Total Return Fund" and Pearl Aggressive Growth Fund is referred to as "Aggressive Growth Fund." Each Fund may invest up to 25% of its total assets in any one portfolio fund.

Total Return Fund seeks to achieve its objective by investing most of its net assets (80% or more) in equity portfolio funds whose objective is growth or capital appreciation, including portfolio funds that invest in foreign securities. However, Total Return Fund may invest less than 80% of its net assets in equity portfolio funds when Management believes there are high risks affecting stock markets. Because Total Return Fund seeks to limit risk and preserve capital, it often takes a partial defensive position. Under those circumstances, Management will invest part of the Fund's net assets (often up to 20%) in money market, bond, and other fixed-income portfolio funds. The Fund may take a larger defensive position (up to 100% of net assets) on a temporary basis when Management believes there are high risks affecting stock markets. When the Fund takes such a temporary defensive position, the Fund might not be able to meet its investment objective. Management determines the Fund's allocation among the various types of authorized investments.

Aggressive Growth Fund seeks to achieve its objective by being fully invested (meaning 95% or more of the Fund's net assets) in equity portfolio funds whose objective is growth or capital appreciation, including portfolio funds that invest in foreign securities. The Fund invests in money market funds only to meet its cash flow needs. Aggressive Growth Fund almost never takes a temporary defensive position, although it has the ability to do so if Management determines that extreme circumstances exist. The Fund might not be able to meet its investment objective during any period in which it takes such a temporary defensive position. Management intends that any temporary defensive position would be rare. Management determines the Fund's allocation among the various types of authorized investments.

Each Fund invests only in:

         . mutual fund shares that the Fund can buy no-load (with no applicable sales charge or redemption fee);

         . "low-load" mutual fund shares that the Fund can buy with a sales load or redemption fee that together do not exceed 2% of the purchase price (however, each Fund expects that substantially all of its investments in mutual funds will be on a no-load basis);

         . closed-end fund shares with a sales commission or sales load that does not exceed 2% of the purchase price (although neither Fund has yet invested in closed-end funds); and

         .        cash and cash equivalents.

Under normal market conditions, each Fund will hold equity portfolio funds with value, growth, or blend investment styles. There is no limit on the investment styles of the portfolio funds in which the Funds may invest. Each Fund may also hold equity portfolio funds with small-, mid-, or large-cap investment styles. There is no limit on the capitalization ranges of the portfolio funds in which the Funds may invest. The allocation among portfolio funds using various investment styles and having various capitalization ranges may vary greatly depending upon Management's assessment of the stock markets. In addition, Total Return Fund may hold greater or lesser positions in portfolio bond, income, and money market funds based on Management's overall assessment of market conditions and movements.

Each Fund is a fund of funds, investing only in various kinds of portfolio funds (including money market funds) except for cash and cash equivalents. Each Fund may also invest in portfolio funds which invest in foreign securities. From time to time, the portfolio funds in which the Funds invest may invest in emerging markets securities and in high yield, high risk "junk bonds." Aggressive Growth Fund does not invest in bond funds, but the equity portfolio funds in which it invests may hold some bonds.

--------------------------
PRINCIPAL INVESTMENT RISKS
--------------------------

All investments involve risk. Even though the Funds invest in many portfolio funds, that investment strategy cannot eliminate investment risk. Each Fund may be subject to the following risks:

Securities Markets In General - As with any investment whose performance is tied to the securities markets, the value of your investment in a Fund will fluctuate, which means that you could lose money.

Stock Markets - The same factors that affect stock market performance generally affect portfolio stock funds. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short-term or long-term. Any type of stock can temporarily fall out of favor with the market. The values of certain types of stocks, such as small-cap stocks and international stocks, may fluctuate more widely than others. Because Aggressive Growth Fund stays fully invested and almost never takes a defensive position, the impact of stock market changes on Aggressive Growth Fund is expected to be even greater than the impact on Total Return Fund.

Bond Markets - Bond prices generally fall when interest rates rise. Portfolio bond funds that focus on bonds with longer maturities tend to be more sensitive to this risk. Portfolio performance also could be affected if bonds held by portfolio funds go into default. Some bonds may be paid off ("called") substantially earlier or later than expected, forcing a portfolio fund to reinvest at what may be an undesirable time. The Funds (particularly Total Return Fund) will be affected by these risks to the extent of their investments in portfolio funds investing in bonds. Aggressive Growth Fund does not invest in bond funds, but the equity portfolio funds in which it invests may hold some bonds.


Characteristics of Portfolio Funds and Related Risks - The Funds may invest in portfolio funds that have any or all of these characteristics and related risks:

         . Non-diversified investments. The performance of large positions in certain stocks may significantly impact the performance of a portfolio fund, resulting in greater volatility.

         . Concentration. Concentration of investments within one industry or market sector may subject a portfolio fund to greater market fluctuations.

         . Investments in foreign securities. A portfolio fund's investments in foreign securities may be subject to additional risks not typically associated with U.S. securities, such as changes in currency rates; less available public information about the issuers of the securities; less stringent regulatory standards; lack of uniform accounting, auditing, and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices, and political instability. Foreign securities also tend to be more volatile than U.S. securities.

         . Emerging markets securities. The risks of foreign securities are typically increased in emerging markets. For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability. The securities markets may also be less developed. These countries are also more likely to experience high levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.

         . Investments in high yield, high risk "junk bonds." A portfolio fund's investments in high yield, high risk "junk bonds" may be subject to additional risks such as increased possibility of default, illiquidity of the security, and changes in value based on public perceptionof the issuer.

         . Investments in small-, mid-, and large-cap securities. Stocks of small- and medium-sized companies tend to be more volatile and less liquid than stocks of large companies.


Portfolio Management of Portfolio Funds - Management has no control over the managers or investment decisions of the portfolio funds. However, decisions made by the portfolio funds' managers will have a substantial effect on the Funds' performance.

-----------
PERFORMANCE
-----------

The following bar charts show the calendar year-by-year returns for Total Return Fund and Aggressive Growth Fund. This information helps you assess the variability of a Fund's returns and potential risks. A Fund's past performance (before and after taxes) is not an indication of future performance.

Performance may be materially different by the time you receive this prospectus. For more current performance information, call 866-747-9030 (toll-free) or visit WWW.PEARLFUNDS.COM.

From July 1, 1972 through July 1, 2001, Total Return Fund's shares were not registered under the Securities Act of 1933 and sales of Fund shares were made only on a private basis. The Fund began offering its shares to the public pursuant to an effective registration statement on July 2, 2001.

Aggressive Growth Fund's inception date is July 2, 2001.

TOTAL RETURN FUND'S TOTAL RETURN*


                                     [GRAPH]

                                                 Percentage
          1993                                     13.27%
          1994                                     -3.19%
          1995                                     21.13%
          1996                                     14.19%
          1997                                     14.75%
          1998                                      4.60%
          1999                                     26.99%
          2000                                      1.56%
          2001                                      3.13%
          2002                                    -10.75%


* During the period shown in the bar chart, the highest return for a quarter was +16.51% during the quarter ended 12-31-99 and the lowest return for a quarter was -17.11% during the quarter ended 9-30-02.


AGGRESSIVE GROWTH FUND'S TOTAL RETURN*


                                     [GRAPH]
                                                 Percentage
          2001                                      0.60%
          2002                                    -17.27%


* During the period shown in the bar chart, the highest return for a quarter was +14.32% during the quarter ended 12-31-01 and the lowest return for a quarter was -20.06% during the quarter ended 9-30-02.

AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED 12-31-02

The tables below show the Funds' average annual total returns (before and after taxes) and a comparison of returns of several indexes and averages, over various periods ended December 31, 2002. This information helps you compare each Fund's performance to a broad measure of market performance. The total returns of the indexes and averages shown below do not reflect any deduction for taxes, sales charges, commissions, fees, or expenses.

The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in a Fund. A Fund's "Return after taxes on distributions" shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and therefore do not have any taxable gain or loss on your investment in Fund shares. A Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.



After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some instances, the "Return after taxes on distribution and sales of Fund shares" may be greater than the "Return before taxes" because you are assumed to be able to use any capital loss on the sale of Fund shares to offset other taxable capital gains.



Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and do not predict future tax effects.

After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

                                                   AVERAGE ANNUAL TOTAL RETURNS*
                                                                                                 1 YEAR       5 YEARS      10 YEARS
                                                                                                 ------       -------      --------
TOTAL RETURN FUND
     Return before taxes                                                                         -10.75%       +4.42%       +8.01%
     Return after taxes on distributions                                                         -11.09%       +2.12%       +5.67%
     Return after taxes on distributions and sale of Fund shares                                  -8.76%       +2.81%       +5.73%
-----------------------------------------------------------------------------------------------------------------------------------
Wilshire 5000 Index                                                                              -20.86%       -0.87%       +8.74%
MSCI World Index                                                                                 -19.89%       -2.11%       +6.26%
Value Line (Geometric) Index                                                                     -28.57%      -10.29%       -0.10%
All Equity Funds Average (Lipper)                                                                -20.84%       -0.89%       +7.17%
All Long-Term Taxable Funds Average (Lipper)                                                     -14.53%       +0.72%       +6.87%

                                                                                                                SINCE
                                                                                                 1 YEAR       INCEPTION
                                                                                                 ------       ---------
AGGRESSIVE GROWTH FUND (inception date July 2, 2001)
     Return before taxes                                                                         -17.27%      -11.53%
     Return after taxes on distributions                                                         -17.27%      -11.79%
     Return after taxes on distributions and sale of Fund shares                                 -13.82%       -9.21%
------------------------------------------------------------------------------------------------------------------------
Wilshire 5000 Index                                                                              -20.86%      -17.61%
MSCI World Index                                                                                 -19.89%      -17.83%
Value Line (Geometric) Index                                                                     -28.57%      -24.19%
Standard & Poor's 500 Index                                                                      -22.10%      -18.51%
All Equity Funds Average (Lipper)                                                                -20.84%      -18.08%

* The total returns of the indexes and averages do not reflect any deduction for taxes, sales charges, commissions, fees, or expenses.

         The Wilshire 5000 Index is an unmanaged index that is market-capitalization weighted, includes all publicly-traded U.S. common stocks with readily available price data, and is generally representative of the performance of the average dollar invested in U.S. common stocks. The MSCI World Index is an unmanaged index that is market-capitalization weighted and is generally representative of the performance of the global (including U.S. and international) market for common stocks. The Value Line (Geometric) Index is an unmanaged index that equally weights a broad range of publicly-traded U.S. common stocks included in the Value Line Investment Survey and is generally representative of the performance of the average U.S. common stock. The Standard & Poor's 500 Index is an unmanaged index of 500 stocks that is market-capitalization weighted and is generally representative of the performance of larger companies in the U.S. The All Equity Funds Average (Lipper) is an unmanaged and unweighted average of the total return performance of all equity-oriented mutual funds as classified and calculated by Lipper Inc. The All Long-Term Taxable Funds Average (Lipper) is an unmanaged and unweighted average of the total return performance of all long-term taxable mutual funds as classified and calculated by Lipper Inc. The Funds' holdings are not identical to the indexes and averages. Therefore, the performance of each Fund will not mirror the returns of any particular index. It is not possible to invest directly in an index. All returns reflect reinvested dividends except those for Value Line (Geometric) Index. Trademarks and copyrights relating to the indexes and averages are owned by the following: Wilshire 5000 Index: Wilshire Financial Services; MSCI World
         Index: Morgan Stanley Capital International; Standard & Poor's 500
         Index: The McGraw-Hill Companies; Value Line (Geometric) Index: Value Line, Inc.; and Lipper Averages: Reuters Funds Information Limited (a United Kingdom corporation).

-----------------
FEES AND EXPENSES
-----------------

Each Fund expects that nearly all of its investments in mutual funds (open-end funds) will be made without paying any load, but each Fund has the ability to pay a load of not more than 2% in connection with an investment in an open-end fund. Each Fund may also pay a commission of not more than 2% to invest in a closed-end fund (although neither Fund has yet invested in closed-end funds). Each Fund will incur additional indirect expenses from its investments in mutual funds, including management fees. Some of the portfolio funds in which the Funds invest may also impose distribution (12b-1) fees and other fees.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER TRANSACTION EXPENSES/1/
Fees paid directly from your investment:

Maximum sales charge (load) imposed on purchases/2/                    None
Maximum deferred sales charge (load)/2/                                None
Redemption fee/2/                                                      None
Exchange fee                                                           None

ANNUAL FUND OPERATING EXPENSES/1/
Expenses that are deducted from Fund assets:

                                                          TOTAL RETURN FUND              AGGRESSIVE GROWTH FUND
Management fees                                                 0.64%                             0.65%
Administrative fees                                             0.21%                             0.21%
Distribution (12b-1) fees/2/                                     None                              None
Other expenses/3/                                               0.41%                             0.45%
Total annual fund operating expenses                            1.26%                             1.31%
Expense reimbursement/4/                                        0.28%                             0.33%
Net expenses                                                    0.98%                             0.98%

/1/  Based on expenses for the fiscal year ended December 31, 2002.
/2/ The Funds do not directly impose any load or redemption fee, which means you pay no sales loads. You also pay no 12b-1 fees.
/3/ ALTHOUGH THE FUNDS DO NOT DIRECTLY IMPOSE ANY 12B-1 FEE, SOME OF THE PORTFOLIO FUNDS IN WHICH THE FUNDS INVEST MAY IMPOSE 12B-1 FEES.
/4/ Pearl Management Company, the Funds' Manager, has contractually agreed to reimburse each Fund for all ordinary operating expenses (including management and administrative fees) exceeding the following expense ratios:
     0.98% of a Fund's average net assets up to $100 million and 0.78% in excess of $100 million. When the Manager has reimbursed a Fund for expenses in excess of these limits, the Manager may recover the reimbursed amounts, for a period that does not exceed five years, to the extent this can be done without exceeding the expense limits. These expense limits will continue at least through December 31, 2007. After reimbursement, "Management and Administrative fees" will be 0.85% and 0.86%, and "Other expenses" will be 0.13% and 0.12% for Total Return Fund and Aggressive Growth Fund, respectively. The Manager's reimbursement of expenses that exceed the expense limit lowers the expense ratio and increases the overall return to investors.

EXAMPLE

This example is intended to help you compare the cost of investing in the Funds with the costs of investing in other mutual funds. It assumes a $10,000 investment in a Fund for each of these time periods, that you redeem your shares at the end of the periods, a 5% return (before expenses) each year, reinvestment of dividends and distributions, and that operating expenses remain constant at the level shown above, without reimbursement of expenses by the Manager./1/ Your actual costs may be higher or lower.


                                                          1 YEAR        3 YEARS       5 YEARS       10 YEARS
                                                          ------        -------       -------       --------
TOTAL RETURN FUND                                           $128          $400           $692        $1,522
AGGRESSIVE GROWTH FUND                                      $133          $415           $718        $1,579

/1/ Giving effect to the Manager's agreement to limit the Funds' expenses, the estimated cost of investing in the Funds would be:

                                                           1 YEAR       3 YEARS       5 YEARS     10 YEARS
                                                           ------       -------       -------     --------
         TOTAL RETURN FUND                                  $100         $312          $542          $1,201
         AGGRESSIVE GROWTH FUND                             $100         $312          $542          $1,201

--------------------------------------------------------------------------------
HOW THE FUNDS INVEST
--------------------------------------------------------------------------------

-----------------------------------
INVESTMENT OBJECTIVE AND STRATEGIES
-----------------------------------

Each Fund is a fund of funds that seeks to achieve its investment objective by investing in shares of portfolio funds. Each Fund may invest up to 25% of its total assets in any one portfolio fund.

Each Fund's investments are limited to:

         . shares of mutual funds (open-end funds) that the Fund can buy no-load (with no applicable sales load or redemption fee);

         . shares of "low-load" mutual funds (open-end funds) that the Fund can buy with a sales load or redemption fee that together do not exceed 2% of the purchase price (however, each Fund expects that substantially all of its investments in mutual funds will be on a no-load basis);

         . closed-end fund shares with a sales commission or sales load that does not exceed 2% of the purchase price (although neither Fund has yet invested in closed-end funds); and

         .        cash and cash equivalents.

Each Fund is a fund of funds, investing only in various kinds of portfolio funds (including money market funds) except for cash and cash equivalents.

Each Fund has its own investment objective and strategies designed to meet different investment goals. Each Fund's investment objective is fundamental, meaning that it cannot be changed without shareholder approval.

TOTAL RETURN FUND

The investment objective of Total Return Fund is long-term total return.

Total Return Fund seeks to achieve this objective by investing most of its net assets (80% or more) in equity portfolio funds whose objective is growth or capital appreciation, including portfolio funds that invest in U.S. or foreign securities or both. However, Total Return Fund may invest less than 80% of its net assets in equity portfolio funds when Management believes there are high risks affecting stock markets. Because Total Return Fund seeks to limit risks and preserve capital, it often takes a partial defensive position. Under those circumstances, Management will invest part of the Fund's net assets (often up to 20%) in money market, bond, and other fixed income portfolio funds. The Fund may take a larger defensive position (up to 100% of net assets) on a temporary basis when Management believes there are high risks affecting stock markets. When the Fund takes such a temporary defensive position, the Fund might not be able to meet its investment objective. Management determines the Fund's allocation among the various types of authorized investments.

Under normal market conditions, Total Return Fund holds equity portfolio funds with value, growth, or blend investment styles. There is no limit on the investment styles of the portfolio funds in which Total Return Fund may invest. Total Return Fund may also hold equity portfolio funds with small-, mid-, or large-cap investment styles. There is no limit on the capitalization ranges of the portfolio funds in which Total Return Fund may invest. The allocation among portfolio funds using various investment styles and having various capitalization ranges may vary greatly depending upon Management's assessment of the stock markets. In addition, from time to time, the portfolio funds in which the Fund may invest may invest in emerging markets securities and the Fund may hold greater or lesser positions in portfolio bond, income, and money market funds based on Management's overall assessment of market conditions and movements.

As of April 1, 2003, Total Return Fund's investment portfolio included 13 portfolio funds.

Total Return Fund measures its performance against five indexes--Wilshire 5000 Index, MSCI World Index, Value Line (Geometric) Index, All Equity Funds Average (Lipper), and All Long-Term Taxable Funds Average (Lipper)--on a long-term risk-adjusted total return basis.

Risk-adjusted total return compares total return and standard deviation (volatility). The standard deviation measures the average variability of a Fund's returns over a period of time. The Fund determines risk-adjusted total return by using a conventional measure called the Sharpe ratio. The Sharpe ratio is a ratio of the reward (total return in excess of the 90-day Treasury bill return) to the volatility risk (standard deviation). A high Sharpe ratio is desirable.

RISK-ADJUSTED TOTAL RETURNS
SHARPE RATIOS FOR YEARS ENDED 12-31-02:
--------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                   1 YEAR            3 YEARS            5 YEARS
                                                                   ------            -------            -------
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND                                                   -0.74            -0.43               +0.01
----------------------------------------------------------------------------------------------------------------------
WILSHIRE 5000 INDEX                                                 -1.24            -1.12               -0.31
----------------------------------------------------------------------------------------------------------------------
MSCI WORLD INDEX                                                    -1.34            -1.55               -0.46
----------------------------------------------------------------------------------------------------------------------
VALUE LINE (GEOMETRIC) INDEX                                        -1.38            -1.07               -0.99
----------------------------------------------------------------------------------------------------------------------
ALL EQUITY FUNDS AVERAGE (LIPPER)                                   -1.41            -1.13               -0.31
----------------------------------------------------------------------------------------------------------------------
ALL LONG-TERM TAXABLE FUNDS AVERAGE (LIPPER)                        -1.27            -1.05               -0.29
----------------------------------------------------------------------------------------------------------------------


All returns reflect reinvested dividends except those for Value Line (Geometric) Index.

AGGRESSIVE GROWTH FUND

The investment objective of Aggressive Growth Fund is long-term aggressive growth of capital.

Aggressive Growth Fund seeks to achieve this objective by being fully invested (meaning 95% or more) in equity portfolio funds whose objective is growth or capital appreciation, including portfolio funds that invest in U.S. or foreign securities or both. Aggressive Growth Fund invests in money market portfolio funds only to meet its cash flow needs. Aggressive Growth Fund almost never takes a temporary defensive position, although it has the ability to do so if Management determines that extreme circumstances exist. The Fund might not be able to meet its investment objective during any period in which it takes such a temporary defensive position. Management intends that any temporary defensive position would be rare. Like Total Return Fund, Management determines the Fund's allocation among the various types of authorized investments.

Under normal market conditions, Aggressive Growth Fund holds portfolio funds with value, growth, or blend investment styles. There is no limit on the investment styles of the portfolio funds in which Aggressive Growth Fund may invest. Aggressive Growth Fund may also hold equity portfolio funds with small-, mid-, or large-cap investment styles. There is no limit on the capitalization ranges of the portfolio funds in which Aggressive Growth Fund may invest. The allocation among portfolio funds using various investment styles and having various capitalization ranges may vary greatly depending upon Management's assessment of the stock markets. From time to time, the portfolio funds in which the Fund may invest may invest in emerging markets securities.

As of April 1, 2003, Aggressive Growth Fund's investment portfolio included 10 portfolio funds.

Aggressive Growth Fund measures its performance against five indexes: Wilshire 5000 Index, MSCI World Index, Value Line (Geometric) Index, Standard & Poor's 500 Index, and All Equity Funds Average (Lipper) on a long-term total return basis (without adjusting for risk or volatility).

---------------------------------------------------------------
PORTFOLIO FUNDS AND OTHER INVESTMENTS IN WHICH THE FUNDS INVEST
---------------------------------------------------------------

In selecting categories of portfolio funds for each Fund, the portfolio managers consider many factors, such as (1) perceived opportunities and risks in the U.S. and world stock markets; (2) monetary, investor sentiment, momentum, fundamental, business cycle, and market cycle conditions; and (3) recent performance and momentum of various categories of portfolio funds.


In selecting specific portfolio funds for each Fund, the portfolio managers consider many factors (in addition to those summarized in the preceding paragraph), such as (1) management experience and continuity; (2) performance history, volatility, and comparative return and risk data; (3) asset size;
(4) expense ratio; (5) investment style (such as value, growth, or blend); (6) market capitalization and diversification of portfolio; and (7) whether the Fund can invest in the portfolio fund on a no-load or low-load basis.

The weight given to each of the above factors may vary greatly from time to time depending upon Management's analysis and judgment. In comparison to Total Return Fund, Aggressive Growth Fund (1) expects to seek a higher total return and to have a higher degree of risk and volatility in its portfolio; (2) is likely to invest a greater portion of its assets in portfolio funds with an aggressive-growth style; and (3) is likely to give more weight to recent performance and momentum of specific portfolio funds and various categories of portfolio funds. Aggressive Growth Fund believes that this higher degree of risk provides the opportunity for greater growth of capital, although there is no guarantee of the success of this kind of investing. Total Return Fund (1) expects to have less volatility in its portfolio than Aggressive Growth

Fund, (2) is likely to invest in less aggressive equity funds (or invest a smaller part of its assets in aggressive growth funds) and (3) is likely to give less weight to recent short-term performance and momentum in selecting investments.

--------------------------
PRINCIPAL INVESTMENT RISKS
--------------------------

When you invest in a mutual fund, you are exposed to certain risks. These include the risk that you may receive little or no return on your investment. Investments that provide higher potential reward also have greater risk. Likewise, investments with lower potential reward have lower risk. Before investing in one of the Funds, you should carefully consider the risks associated with that Fund. You should consider an investment in a Fund a long-term investment. Each Fund may be subject to the following risks:

Securities Markets In General - As with any investment whose performance is tied to these markets, the value of your investment in a Fund will fluctuate, which means that you could lose money.

Stock Markets - The same factors that affect stock market performance generally affect portfolio stock funds. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Any type of stock can temporarily fall out of favor with the market. The values of certain types of stocks, such as small-cap stocks and international stocks, may fluctuate more widely than others. Because Aggressive Growth Fund stays fully invested and almost never takes a defensive position, the impact of stock market changes on Aggressive Growth Fund is expected to be even greater than the impact on Total Return Fund.

Bond Markets - Bond prices generally fall when interest rates rise. Portfolio bond funds that focus on bonds with longer maturities tend to be more sensitive to this risk. Portfolio performance also could be affected if bonds held by portfolio funds go into default. Some bonds may be paid off ("called") substantially earlier or later than expected, forcing a portfolio fund to reinvest at what may be an undesirable time. The Funds (particularly Total Return Fund) will be affected by these risks to the extent of their investments in portfolio funds investing in bonds. Aggressive Growth Fund does not invest in bond funds, but the equity portfolio funds in which it invests may hold some bonds.

Characteristics of Portfolio Funds and Related Risks - The Funds may invest in portfolio funds that have any or all of these characteristics and related risks:

         . Non-diversified investments. The performance of large positions in certain stocks may significantly impact the performance of a portfolio fund, resulting in greater volatility.

         . Concentration. Concentration of investments within one industry or market sector may subject a portfolio fund to greater market fluctuations.

         . Investments in foreign securities. A portfolio fund's investments in foreign securities may be subject to additional risks not typically associated with U.S. securities, such as changes in currency rates; less available public information about the issuers of the securities; less stringent regulatory standards; lack of uniform accounting, auditing, and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices, and political instability. Foreign securities also tend to be more volatile than U.S. securities.

         . Emerging markets securities. The risks of foreign securities are typically increased in emerging markets. For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability. The securities markets may also be less developed. These countries are also more likely to experience high levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.

         . Investments in high yield, high risk "junk bonds." A portfolio fund's investments in high yield, high risk "junk bonds" may be subject to additional risks such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer.

         . Investments in small-, mid-, and large-cap securities. Stocks of small- and medium-sized companies tend to be more volatile and less liquid than stocks of large companies.

Portfolio Management of Portfolio Funds - Management has no control over the managers or investment decisions of the portfolio funds. However, decisions made by the portfolio funds' managers will have a substantial effect on the Funds' performance. In addition, investment decisions by the managers of the portfolio funds are made independently of the Funds. At any time, one portfolio fund may be purchasing shares of a company whose shares are being sold by another portfolio fund. As a result, the Funds could incur indirectly certain transaction costs without accomplishing any investment purpose.

Direct Investment in Portfolio Funds - You could invest directly in most portfolio funds. By investing in portfolio funds indirectly through the Funds, you bear not only your proportionate share of the expenses of the Funds but also, indirectly, similar expenses (including operating costs and investment management fees) of the portfolio funds. You may indirectly bear expenses paid by portfolio funds related to the distribution of those funds' shares. As a result of the Funds' policies of investing in portfolio funds, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the portfolio funds. See "Dividends, Capital Gains, and Taxes."

--------------
MANAGING RISKS
--------------

Management uses various techniques and practices to seek to reduce the Fund's exposure to risk.

Investment Limitations

Each Fund has adopted these investment limitations that cannot be changed without shareholder approval and are designed to limit risk:

         . No Fund may invest more than 25% of its total assets in any one portfolio fund. This restriction does not apply when a Fund reinvests distributions from a portfolio fund in shares of that portfolio fund.

         . No Fund may invest more than 25% of its total assets in securities of issuers in any particular industry. This restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

In addition, in accordance with Section 12(d)(1)(F)(i) of the Investment Company Act of 1940, a Fund (and all of its affiliated persons, including Pearl Management Company) will not acquire more than 3% of the total outstanding stock of any portfolio fund, unless otherwise permitted to do so pursuant to permission granted by the SEC.

Defensive Investment Strategies

The Funds' portfolio managers may use these strategies if they believe a defensive position is advisable:

         . Total Return Fund may invest on a temporary basis up to 100% of its net assets in portfolio funds selected primarily for defensive purposes, such as money market, bond, and other fixed-income funds. However, these defensive investments will not exceed 20% of Total Return Fund's net assets (a partial defensive position) unless in Management's judgment a higher percentage is justified by high risks affecting stock markets.

         . Aggressive Growth Fund almost never takes a defensive position, although it has the ability to do so if Management determines that extreme circumstances exist. Management intends that any temporary defensive position would be rare. In that highly unusual situation, Aggressive Growth Fund may invest up to 100% of its total assets in portfolio funds selected primarily for defensive purposes, such as money market, bond, and other fixed-income funds.

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

----------------------
THE INVESTMENT MANAGER
----------------------

On July 2, 2001, Mutual Selection Fund, Inc., an Iowa corporation, was reorganized into a new series of Pearl Mutual Funds (the "Trust"). The new series was designated Pearl Total Return Fund, as described in this prospectus. The Funds are managed by Pearl Management Company (previously named Mutual Selection Management Company) (referred to as "Management" or "Manager" throughout this prospectus), 2610 Park Avenue, Muscatine, Iowa 52761. The Manager chooses the portfolio funds in which the Funds invest and handles the Fund's business affairs under the direction of the Trust's Board of Trustees. The Manager was organized in 1972 and as of March 31, 2003 managed approximately $51 million in assets.

Throughout this prospectus, "Pearl Total Return Fund" or "Total Return Fund" refers to Pearl Total Return Fund, as a series of the Trust, and to its predecessor corporation.

The Manager's Investment Committee, including the three Executive Officers named below, manages each Fund's portfolio. Committee members share day-to-day responsibility for portfolio management.

Portfolio Managers and Executive Officers

The following individuals serve as portfolio managers for both Total Return Fund and Aggressive Growth Fund:

Kevin J. Burns is Vice President of Investment Management, Chief Investment Officer, Assistant Secretary, and Assistant Treasurer of the Trust and the Manager. Since June 1998 he has also been a Director of the Manager. Since January 1996 he has been an Officer of the Trust (or the Trust's predecessor) and the Manager, beginning as Research Director. Before 1996, Mr. Burns was engaged in investment management and fund-raising for Operation Mobilization, a Christian charitable organization. His degrees include a BA (Economics) from Simpson College and a MA (Finance and Investment) from the University of Exeter, Exeter, England. He is a Chartered Mutual Fund Counselor.

Robert H. Solt is Executive Vice President, Chief Operating Officer, Chief Financial Officer, Secretary, and Treasurer of the Trust since June 2001. He has been a Trustee of the Trust since September 2002. Mr. Solt has also held these positions with the Manager since June 2001 and became a Director of the Manager in February 2001. He became Vice President, Assistant Secretary, and Assistant Treasurer of the Trust and the Manager in February 2001. Previously, Mr. Solt was an Officer of Iowans for Tax Relief, Tax Education Foundation, and Tax Education Support Organization, each a nonprofit public interest organization; he was employed by those organizations continuously since 1991. His degrees include a BA (Economics) and a MA (Economics) from Eastern Illinois University.

David M. Stanley is Chairman, President, Chief Executive Officer, Assistant Secretary, and a Trustee of the Trust. Previously, he has held similar positions with the Trust's predecessor continuously since 1972. Mr. Stanley also is Chairman, President, Chief Executive Officer, Assistant Secretary, and a Director of the Manager and has held these or similar positions continuously since 1972. Through 1995, Mr. Stanley was Chairman and a Director of Stanley, Lande & Hunter, a professional corporation of attorneys. His degrees include a BA (Political Science) and a JD (Law) from the University of Iowa.

Other Staff Persons Providing Services for the Funds and Shareholders

Karen M. Brookhart is Assistant Secretary and Administrative Assistant of the Trust and the Manager. She has been employed by the Manager since September 2001. Ms. Brookhart's previous employment included service in sales, marketing, and customer service. She received a BA (Marketing) from the University of Northern Iowa.

Peggy A. Cherrier is Assistant Secretary and Administrative Assistant of the Trust and the Manager. She has been employed by the Manager since August 2000. Ms. Cherrier's previous employment included service as an administrative assistant, legal assistant, and senior abstracter. She is a graduate of Marion High School, Marion, Iowa.

Karen J. Grell is Assistant Treasurer and Accountant of the Trust and the Manager. She has been employed by the Manager since February 2001. Ms. Grell's previous employment included service as an accountant and bookkeeper. She received a BA (Accounting and International Business) from Marycrest International University.

Renata R. LaMar is Assistant Treasurer and Financial Administrator of the Trust and the Manager. She has been employed by the Manager since August 2000. Ms. LaMar's previous employment included service as an accountant, tax analyst, and cost analyst. She received a BA (Business Administration and Accounting) from Mount Mercy College.

Management Fees

For investment management and administrative services provided to each Fund, the Manager receives fees, accrued daily and payable monthly based on net assets as of the beginning of the month, at these annual rates:

----------------------------------------------------------------------------------------------------------------------
                                                            INVESTMENT         ADMINISTRATIVE         TOTAL FEES
NET ASSETS                                                  MANAGEMENT            SERVICES          (ANNUAL RATE)
----------
----------------------------------------------------------------------------------------------------------------------
First $30 million                                             0.65%                 0.21%                0.86%
----------------------------------------------------------------------------------------------------------------------
In excess of $30 million to $100 million                      0.58%                 0.19%                0.77%
----------------------------------------------------------------------------------------------------------------------
In excess of $100 million                                     0.40%                 0.13%                0.53%
----------------------------------------------------------------------------------------------------------------------

The administrative services provided by the Manager include, but are not limited to, transfer agency, internal legal, accounting, compliance, audit, and risk management services.

For the fiscal year and period ended December 31, 2002, the Manager earned $276,567 and $105,151 for services provided to Total Return Fund and Aggressive Growth Fund, respectively.

The Manager has contractually agreed to reimburse each Fund for all ordinary operating expenses (including management and administrative fees) exceeding the following expense ratios: 0.98% of a Fund's average net assets up to $100 million and 0.78% in excess of $100 million. When the Manager has reimbursed a Fund for expenses in excess of these limits, the Manager may recover the reimbursed amounts, for a period that does not exceed five years, to the extent this can be done without exceeding the expense limits. These expense limits will continue at least through December 31, 2007. The Manager's reimbursement of expenses that exceed the expense limit lowers the expense ratio and increases the overall return to investors.

----------------------
PORTFOLIO TRANSACTIONS
----------------------

Management places orders for the purchase and sale of portfolio securities for a Fund's account directly with the investment companies in which the Funds invest. Orders are not placed through broker-dealers, except for closed-end fund shares (if any) and the rare instances when a portfolio mutual fund requires placement through a broker-dealer; in those situations, the broker-dealer is selected by Management.

Each Fund is actively managed and has no restrictions on portfolio turnover. Each Fund's rate of portfolio turnover may be greater than that of other mutual funds. A 100% annual portfolio turnover rate would be achieved if each security in a Fund's portfolio were replaced once during the year. There is no limit on, and Management cannot control, the portfolio turnover rate of portfolio funds. Aggressive Growth Fund is likely to have a higher portfolio turnover rate than Total Return Fund. The portfolio turnover rates for the year 2002 were 55% for Total Return Fund and 56% for Aggressive Growth Fund.

--------------------------------------------------------------------------------
TYPES OF ACCOUNTS
--------------------------------------------------------------------------------

You may set up an account directly with either or both Funds, in any of the following ways. If you have any question, please call us at 866-747-9030 (toll-free) or visit WWW.PEARLFUNDS.COM.

Individual or Joint Tenant

Individual accounts are owned by one individual. Joint tenant accounts have two or more owners, and provide for rights of survivorship. Each account is registered under one social security or tax identification number.

Gifts or Transfers to Minors (UGMA or UTMA)

These custodial accounts provide a way to invest money on behalf of a minor child. The account is registered under the minor's social security number. Depending on state laws, you may set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

Trust

You must establish a trust before investing money on behalf of a trust. The account is registered under the trust's tax identification number.

Business or Organization

You may invest on behalf of a corporation, association, partnership, or other group. In order to redeem shares, a certified corporate resolution or certificate of authorization is required.

Retirement Accounts

Retirement plans provide individuals with tax-advantaged ways to save for retirement, through contributions which may be tax-deductible and which have tax-deferred growth, and also through withdrawals which may be tax-exempt. The following is a summary of the types of retirement accounts that are available through the Funds. When we send your retirement account application, including the custodial account agreement, we will include an IRA Disclosure Statement. It contains more detailed information about the requirements for specific retirement accounts. There are no custodian fees for retirement accounts with the Funds.

   Traditional Individual Retirement Accounts (IRAs)

Traditional IRAs allow individuals with earned income from employment or self-employment who are under the age of 70 1/2 to contribute up to the lesser of $3,000 or 100% of their earned income for each taxable year. If your spouse has less than $3,000 in earned income and you file a joint return, you may jointly contribute up to the lesser of $6,000 or 100% of your combined earned income to Traditional IRAs. Taxpayers age 50 and over are permitted to make a $500 "catch-up" contribution to a Traditional IRA, over the otherwise applicable limit. Your contributions to a Traditional IRA may be tax-deductible depending on your income level, and the earnings on your investments grow tax-deferred. The maximum amount you can contribute to a Traditional IRA for any taxable year is reduced by the amount you contribute to a Roth IRA and other IRAs in which you participate. You may be eligible to receive a tax credit for your contribution to a Traditional IRA.

   Roth IRAs

Roth IRAs allow taxpayers with adjusted gross incomes below certain levels for federal income tax purposes to save for retirement up to the same maximum limits that apply to Traditional IRAs (as described above). Single taxpayers with adjusted gross income of up to $110,000, married couples with adjusted gross income of up to $160,000, and married taxpayers filing separate returns with adjusted gross income of up to $10,000, are eligible to make contributions to Roth IRAs.

If your income, or (if married) your and your spouse's income, is close to the maximum income limitations, the maximum amount you may be able to contribute to a Roth IRA will be reduced. Contributions to Roth IRAs are not tax-deductible, but withdrawals are tax-exempt if the Roth IRA has been held at least five years, and you are at least 59 1/2, disabled, or use the proceeds (up to a maximum lifetime limit of $10,000) to purchase your first home. The amount you can contribute to a Roth IRA in any year is reduced by the amount you contribute to a Traditional IRA. You can contribute to a Roth IRA even after you have reached age 70 1/2. You may be eligible to receive a tax credit for your contribution to a Roth IRA.

   SIMPLE IRAs

SIMPLE IRAs allow small business owners or self-employed persons and their eligible employees to elect to have a portion of their pay withheld on a before-tax basis and contributed to a SIMPLE IRA, as long as the employer does not maintain another qualified plan. Taxpayers can contribute up to $8,000 of their compensation to a SIMPLE IRA each taxable year, on a before-tax basis. Taxpayers over the age of 50 can make a "catch-up" contribution of up to $1,000 to a SIMPLE IRA on a before-tax basis, over and above the otherwise applicable limit. Generally, the employer is also required to make a contribution for each employee who elects to contribute. You can contribute to a SIMPLE IRA even after you have reached the age of 70 1/2. You may be eligible to receive a tax credit for your contribution to a SIMPLE IRA.

   Simplified Employee Pension (SEP) IRAs

SEP IRAs allow individuals who meet certain eligibility requirements to contribute up to $3,000 through payroll deduction. If your employer maintained a salary reduction SEP (SARSEP) prior to January 1, 1997, you may be eligible to make before-tax salary deferral contributions to the SARSEP in an amount of up to $12,000 for 2003. Taxpayers over the age of 50 can make a "catch-up" contribution of up to $2,000 to a SARSEP on a before-tax basis, over and above the otherwise applicable limit. Generally, your employer may contribute up to the lesser of $40,000 of 25% or your compensation to a SEP IRA on your behalf. You can contribute to a SEP IRA even after you have reached the age of 70 1/2. You may be eligible to receive a tax credit for your contribution to a SEP IRA.

   Other Retirement Plans

Either or both Funds may be used for investment in other kinds of retirement plans, including, but not limited to, 401(k) plans, Keogh plans maintained by self-employed individuals or owner-employees, traditional pension plans, corporate profit-sharing and money purchase pension plans, Section 403(b)(7) custodial tax-deferred annuity plans, other plans maintained by tax-exempt organizations, cash balance plans, and any and all other types of retirement plans. All of these accounts need to be established by the trustee of the plan, who should then contact the Fund to establish an investment relationship.

Coverdell Education Savings Accounts (formerly known as Education IRAs)

Coverdell Education Savings Accounts provide a tax-favored vehicle through which educational expenses can be funded on behalf of the individual for whom the Coverdell Education Savings Account ("Education Account") is established. Education Accounts permit tax-free growth and tax-free withdrawals as long as the amounts are used for education (higher, secondary, or elementary). The maximum Education Account contribution is $2,000 per beneficiary. Individuals, corporations, and tax-exempt organizations can establish and contribute to Education Accounts on behalf of one or more designated beneficiaries.

Single individuals with modified adjusted gross income of less than $110,000 may contribute to Education Accounts. The phase-out for partial contribution eligibility is $95,001 to $109,999. Married taxpayers filing joint returns with modified adjusted gross income of less than $220,000 may contribute to Education Accounts. The phase-out for partial contribution eligibility is $190,001 to $219,999. These modified adjusted gross income limitations do not apply to corporations or tax-exempt organizations. All Education Account assets must be distributed by the time the designated beneficiary attains age 30, unless the beneficiary is a special needs beneficiary. Unused amounts in an Education Account may be transferred to another Education Account for use by the designated beneficiary's family member.

FOR MORE INFORMATION ABOUT THE TAX ADVANTAGES AND CONSEQUENCES OF IRAS, RETIREMENT PLAN ACCOUNTS, AND EDUCATION ACCOUNTS, PLEASE CONSULT A QUALIFIED TAX ADVISOR.
                                       16

--------------------------------------------------------------------------------
HOW TO BUY AND SELL FUND SHARES
--------------------------------------------------------------------------------

-----------------
HOW TO BUY SHARES
-----------------

Shares of each Fund are sold without a sales load at the next price calculated after a Fund's receipt of an order in proper form. The price is equal to the net asset value (NAV) per share. Your initial investment in a Fund ordinarily must be at least $1,000. However, each Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors. There is no minimum amount for subsequent investments. Shares of the Funds are available to persons residing in certain states only.

Please call 866-747-9030 (toll-free) or visit WWW.PEARLFUNDS.COM if you have any question or to determine whether you are eligible to purchase Fund shares.

How to Open an Account

A new investor must be a U.S. resident with a social security or tax identification number. You can open a new account and make an initial investment in a Fund by sending a check and a completed account application form to the Fund (or to Pearl Mutual Funds), 2610 Park Avenue, PO Box 209, Muscatine, Iowa 52761. Checks should be made payable to the Fund in which you are investing. Third party checks ordinarily will not be accepted, except for properly endorsed IRA rollover checks.

IRA accounts require an IRA Account Application. Call us at 866-747-9030 (toll-free) or visit WWW.PEARLFUNDS.COM for an IRA Account Application.

How to Add to an Existing Account

You can add to an existing account by making a check payable to the Fund in which you are investing. Write your account number on the check. Mail the check to the address above.

General Policies for Buying Fund Shares

These policies apply any time you buy shares of a Fund:

         . All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks. The Funds ordinarily do not accept third-party checks, except for properly endorsed IRA rollover checks. The Funds do not accept cash, traveler's checks, credit cards, or credit card checks.

         . If payment for your check does not clear, the Fund will cancel your purchase and you will be liable for any losses or fees the Fund or its transfer agent incurs.

         . Each Fund reserves the right to reject any specific request to buy shares. A Fund may refuse a purchase if Management believes it could interfere with the Fund's operations or administration or would not be in the best interests of the Fund's shareholders. The Funds do not permit frequent exchanges and have adopted policies to discourage this practice. The Funds intend to encourage investment, rather than trading, in the Funds' shares.

Automatic Investment Plan (AIP)

This service is a convenient way to make regular investments into your Fund. If you choose the Automatic Investment Plan when you open your account, subsequent purchases of shares will be made automatically, either monthly or quarterly, by electronic transfer from your bank account in the dollar amount you specify. Simply decide how much you want to invest (the minimum is $50) and when you want the transfer to take place, and the rest is automatic. If you wish to discontinue the AIP at any time, just notify us in writing. The Funds may terminate or modify the AIP at any time, but will try to give prior notice whenever reasonably possible.

To open an Automatic Investment Plan account:

         . Complete and sign the account application including the Automatic Investment Plan section of your account application.

         . IRA accounts require an IRA Account Application. Call us at 866-747-9030 (toll-free) or visit WWW.PEARLFUNDS.COM for an IRA Account Application.

         . If you choose the Automatic Investment Plan when you open your account, the minimum initial investment will be waived.

         . In addition to your investment check and account application, send a check marked "Void" from your bank account where the transfers will take place.

To add the Automatic Investment Plan to an existing account:

         . You may add this convenient feature to your account at any time. Please call 866-747-9030 (toll-free) or visit WWW.PEARLFUNDS.COM.

A holiday, weekend, or other interruption can affect the normal processing of an investment. Thus, in the Automatic Investment Plan, if the date you selected for electronic transfer falls on a holiday or weekend, your monthly investment may be transferred from your bank to your Fund account on the first business day preceding or following the date you selected. The Fund will not be responsible for non-sufficient funds fees. If your AIP does not clear, your purchase will be cancelled. You will also be liable for any resulting losses or fees your Fund or its transfer agent incurs.


------------------
HOW TO SELL SHARES
------------------

How to Sell Shares

You may sell (redeem) your Fund shares back to the Fund on each day the Funds are open for business. You may sell shares by mailing a letter of instruction to the Fund (or to Pearl Mutual Funds), 2610 Park Avenue, PO Box 209, Muscatine, Iowa 52761 or by faxing it to 563-288-4101. The letter of instruction must include your name, signatures of all persons required to sign for transactions, the Fund name and account number, and the dollar amount of shares or the number of shares you want to sell.

If you have any question, please call us at 866-747-9030 (toll-free) or visit WWW.PEARLFUNDS.COM.

Exchange Privilege

Shares of the Funds may be exchanged for each other. You may request an exchange by sending or faxing a letter of instruction to the address or number above. The Funds do not permit frequent exchanges and have adopted policies to discourage this practice. The Funds intend to encourage investment, rather than trading, in the Funds' shares.

         . You will be permitted to make up to two round-trip exchanges during any 12-month period. A round trip is an exchange out of one Fund into the other Fund, and then back again.

         . You may exchange between accounts that are registered in the same name(s), address, and taxpayer identification number.

         . Shares of the Fund you are exchanging into must be available for sale in your state.

         . If you are opening a new account by exchange, your exchange must be at least $1,000.

         . The Funds may temporarily or permanently terminate the exchange plan privilege of any investor who in Management's judgment makes excessive use of the plan. Excessive trading can hurt Fund performance and shareholders.

         . Each Fund may refuse exchange purchases by anyone if Management believes the purchase would not be in the best interests of the Fund's shareholders.

         .        Exchanges may result in tax consequences for you.

         . The Funds may terminate or modify the exchange plan at any time, but will try to give prior notice whenever reasonably possible.

General Policies for Selling Fund Shares

These policies apply any time you sell shares of a Fund:

         . Normally, the Fund will mail your share proceeds within seven days after receiving your request to sell.

         . Checks are made payable to the shareholder(s) of record, unless otherwise requested in writing with all registered account owners' signatures guaranteed.

         . If you recently bought your shares, the proceeds of your sale may be held until your funds for the purchase have been received (which may take up to 15 days).

         . The Fund may suspend accepting sales of shares or postpone payment dates on days when the New York Stock Exchange (the "NYSE") is closed, when trading on the NYSE is restricted, or as permitted by the SEC.

         . If a check representing sale proceeds or a dividend or capital gains distribution is returned "undeliverable" or remains uncashed for six months, the Fund may (but is not required to) cancel the check and reinvest the proceeds in the Fund issuing the check, at the NAV calculated on the date of cancellation.

         . If the value of your account with a Fund falls below $1,000 because you sold shares, the Fund reserves the right to close your account and send the proceeds to you. However, before closing a small account, the Fund will notify you and give you at least 30 days to bring your account's value up to the minimum. The Fund will process the sale of your shares at the NAV calculated on the day your account is closed.

         . Each Fund intends to pay all redemptions in cash. During any 90-day period for any one shareholder, a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets. Redemptions in excess of these limits may be paid wholly or partly by an in-kind distribution of securities.

Automatic Withdrawals

This service lets you withdraw a fixed dollar amount from your account each month or quarter. You may designate on your account application whether the proceeds will be sent to you by check or will be deposited by electronic transfer into your bank account. To be eligible for automatic withdrawal, you must have at least $25,000 in your account and you must withdraw at least $100 per transaction.

If you would like to add the automatic withdrawal option to your account, please call us at 866-747-9030 (toll-free).

Because withdrawal payments may have tax consequences, you should consult your tax advisor before choosing automatic withdrawal.

Signature Guarantees

In some cases, you will need to have the signature on your redemption request guaranteed. A signature guarantee is designed to protect you and the Funds from fraud. It is required in each of these situations:

         .    You request any change in your current account registration.

         .    You want to sell more than $50,000 in shares.

         . You want the check mailed to an address other than the address on your account registration.

         .    Your address of record was changed within the past 90 days.

         . You want the check made payable to someone other than the account owner(s).

         .    Your name has changed by marriage, divorce, or otherwise.

Signature guarantees can be obtained from a commercial bank, broker-dealer, credit union (if authorized under state law), or securities exchange or association. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)
--------------------------------------------------------------------------------

The Funds are open for business each day the New York Stock Exchange (the "NYSE") is open. The offering price (the price to buy one share) and the redemption price (the price to sell one share) are a Fund's NAV calculated at the next Closing Time after the Fund receives your purchase or redemption order. Closing Time is the time of the close of regular session trading on the NYSE, which is usually 4:00 PM Eastern time.

A Fund must receive both your purchase money and your application by Closing Time for you to receive that day's price. Likewise, a Fund must receive your request to sell shares by Closing Time for you to receive that day's price.

Each Fund's NAV is the value of a single share of the Fund. The NAV is computed by adding the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Shares of the portfolio funds are valued at their respective net asset values. The portfolio funds generally value securities in their portfolios for which market quotations are readily available at the current market values of those securities (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors or trustees of the portfolio fund.

Foreign securities in which the portfolio funds may invest may be listed primarily on foreign stock exchanges that may trade on days, and at times, when the New York Stock Exchange is not open for business. Accordingly, the net asset value of a portfolio fund (and correspondingly a Fund) may be significantly affected by such trading on days when neither the Manager nor the Funds' shareholders have access to the portfolio funds and the Funds.

If market quotations of portfolio funds are not readily available, or if a quotation is determined not to represent a fair value, Management will use a method that the Fund's Trustees believe accurately reflects a fair value.

Each day, newspapers and other reporting services may publish the share prices of mutual funds at the close of business on the previous day. When and if the Funds' prices are reported in newspapers, the Funds' prices generally will be reported one day behind most other mutual funds. This is because as noted above, each Fund uses the NAV of its portfolio funds to calculate the Fund's NAV, and this information is typically received and calculated after the publishing deadlines of reporting services. As described above, each Fund still calculates its share price (NAV) daily, and this is the price at which you may buy and sell shares each day.


The daily NAV of each Fund is available at WWW.PEARLFUNDS.COM.


--------------------------------------------------------------------------------
DIVIDENDS, CAPITAL GAINS, AND TAXES
--------------------------------------------------------------------------------

Total Return Fund and Aggressive Growth Fund both qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). In any year in which a Fund qualifies as a regulated investment company, the Fund will not be subject to federal income tax provided it distributes income and capital gains in the manner required by the Code.

If your investment is a tax-deferred account - an IRA, for example - the following tax discussion does not apply.

Income other than net capital gains received by a Fund from its portfolio funds (including dividends and distributions of short-term capital gains) will be distributed by the Fund (after deductions for expenses) and will be taxable to you as ordinary income. Because each Fund is actively managed and may realize taxable net short-term capital gains by selling shares of a portfolio fund in its portfolio with unrealized portfolio appreciation, investing in a Fund rather than directly in the portfolio fund may result in increased tax liability to you since each Fund must distribute its gains in accordance with the Code.

Distributions of net capital gains received by a Fund from its portfolio funds, plus net long-term capital gains realized by a Fund from the purchase and sale of portfolio fund shares or other securities held by a Fund for more than one year, will be distributed by the Fund and will be taxable to you as long-term capital gains (even if you have held Fund shares for one year or less). If a shareholder who has received a capital gains distribution suffers a loss on the sale of his or her shares not more than six months after purchase, the loss will be treated as a long-term capital loss to the extent of the capital gains distribution received. Long-term capital gains, including distributions of net capital gains, are currently subject to a maximum federal tax rate of 20% and a special rate of 18% for capital assets that have been held for more than five years and whose holding periods began after December 31, 2000. This rate is less than the maximum rate imposed on other types of taxable income. Capital gains also may be advantageous since, unlike ordinary income, they may be offset by capital losses.

For purposes of determining the character of income received by a Fund when a portfolio fund distributes net capital gains to a Fund, the Fund will treat the distribution as long-term capital gain, even if the Fund has held shares of the portfolio fund for one year or less. Any loss incurred by a Fund on the sale of that portfolio fund's shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the net capital gain distribution.

The tax treatment of distributions from a Fund is the same whether the distributions are received in additional shares or in cash. Shareholders receiving distributions in the form of additional shares will have an initial cost basis for federal income tax purposes in each share received equal to the net asset value of a share of a Fund on the reinvestment date.

A Fund may invest in portfolio funds with capital loss carryforwards. If such a portfolio fund realizes capital gains, it will be able to offset the gains to the extent of its loss carryforwards in determining the amount of capital gains which must be distributed to shareholders.

Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss. An exchange of a Fund's shares for shares of the other Fund will be treated as a sale of such shares and any gain on the transaction may be subject to federal income tax.

Each year the Fund will notify you of the tax status of your dividends and distributions made during the year. Depending upon your residence for tax purposes, distributions may also be subject to state and local taxes, including withholding taxes. You should consult your own tax advisor regarding the tax consequences of ownership of shares of a Fund in your particular circumstances.

Each Fund will distribute investment company taxable income and any net realized capital gains at least annually.

All dividends and distributions will be reinvested automatically at net asset value in additional shares of the Fund making the distribution, unless you notify the Fund in writing of your election to receive distributions in cash.

In IRA accounts, all distributions are automatically reinvested. Otherwise, they could be subject to income tax and penalties. After you are 59 1/2, you may request payment of distributions in cash, although these too might be subject to income tax.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

The tables below and on the next page will help you better understand Total Return Fund's financial performance for the last five years and Aggressive Growth Fund's financial performance for the last year and since its inception, July 2, 2001. Information for Total Return Fund is excerpted from the Fund's financial statements for the fiscal year ended December 31, 2002. The financial highlights for each of the years ended December 31, 2002, 2001, 2000, and 1999 were audited by Deloitte & Touche LLP. The financial highlights for the year ended December 31, 1998 for Total Return Fund were audited by other auditors. Information for Aggressive Growth Fund is excerpted from the Fund's financial statements for the year ended December 31, 2002 and the period ended December 31, 2001, audited by Deloitte & Touche LLP. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). You may obtain the complete financial statements and auditors' report by calling 866-747-9030 (toll-free) and requesting a free copy of the Funds' latest annual shareholder report. These documents are also available at WWW.PEARLFUNDS.COM.

--------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND                                                         YEARS ENDED DECEMBER 31,
For a share outstanding throughout each year                    2002      2001     2000      1999     1998
                                                                ----      ----     ----      ----     ----
Net asset value, beginning of period                          $ 10.75    $10.54    $12.16   $10.45   $11.23
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------
Net investment income                                            0.09      0.12      0.69     0.45     0.23
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) on investments       (1.25)     0.21     (0.50)    2.37     0.29
                                                              -------    ------   -------  -------  -------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Total investment operations                                     (1.16)     0.33      0.19     2.82     0.52
                                                              -------    ------   -------  -------  -------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------
Dividends from net investment income                            (0.09)    (0.12)    (0.69)   (0.45)   (0.23)
--------------------------------------------------------------------------------------------------------------
Distributions from net realized capital gains on investments      -         -       (1.12)   (0.66)   (1.07)
                                                              -------     -----   -------  -------  -------
--------------------------------------------------------------------------------------------------------------
Total distributions                                             (0.09)    (0.12)    (1.81)   (1.11)   (1.30)
                                                              -------     -----   -------  ------- --------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  9.50    $10.75    $10.54   $12.16   $10.45
                                                              =======    ======   =======  =======  =======
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Total Return                                                   (10.75)%    3.13%     1.56%   26.99%    4.60%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Net assets, end of period (thousands of dollars)              $39,928    $46,807  $58,875  $59,603  $48,752
--------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets                      0.97%     0.94%     0.93%    0.92%    0.94%
--------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets                    1.26%     1.29%     1.05%    0.92%    0.94%
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets             0.90%     0.95%     5.62%    3.85%    1.94%
--------------------------------------------------------------------------------------------------------------
Ratio of investment income less gross expenses to average net    0.61%     0.61%     5.50%    3.91%    2.00%
assets
--------------------------------------------------------------------------------------------------------------
Portfolio turnover (excluding money market mutual funds)           55%       50%       78%      85%      79%
--------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------- ----------------- ---------------------
AGGRESSIVE GROWTH FUND                                                                           PERIOD, JULY 2, 2001
                                                                                  YEAR ENDED     (INCEPTION) THROUGH
For a share outstanding throughout this period                                DECEMBER 31, 2002   DECEMBER 31, 2001
                                                                              -----------------  -------------------
----------------------------------------------------------------------------- ----------------- ---------------------
Net asset value, beginning of period                                               $  9.90              $10.00
----------------------------------------------------------------------------- ----------------- ---------------------

----------------------------------------------------------------------------- ----------------- ---------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------- ----------------- ---------------------
Net investment income (loss)                                                         (0.06)               0.06
                                                                                      ----                ----
----------------------------------------------------------------------------- ----------------- ---------------------
Net realized and unrealized losses on investments                                    (1.65)                -
                                                                                     -----                ----
----------------------------------------------------------------------------- ----------------- ---------------------
Total investment operations                                                          (1.71)               0.06
                                                                                     -----                ----
----------------------------------------------------------------------------- ----------------- ---------------------

----------------------------------------------------------------------------- ----------------- ---------------------
LESS DISTRIBUTIONS
----------------------------------------------------------------------------- ----------------- ---------------------
Dividends from net investment income                                                   -                 (0.06)
----------------------------------------------------------------------------- ----------------- ---------------------
Distributions from net realized capital gains on investments                           -                 (0.10)
                                                                                     -----              ------
----------------------------------------------------------------------------- ----------------- ---------------------
Total distributions                                                                    -                 (0.16)
                                                                                     -----              ------
----------------------------------------------------------------------------- ----------------- ---------------------

----------------------------------------------------------------------------- ----------------- ---------------------
Net asset value, end of period                                                       $8.19               $9.90
                                                                                   =======               =====
----------------------------------------------------------------------------- ----------------- ---------------------

----------------------------------------------------------------------------- ----------------- ---------------------
Total Return                                                                        (17.27)%              0.60%
----------------------------------------------------------------------------- ----------------- ---------------------

----------------------------------------------------------------------------- ----------------- ---------------------
RATIOS AND SUPPLEMENTAL DATA:
----------------------------------------------------------------------------- ----------------- ---------------------

----------------------------------------------------------------------------- ----------------- ---------------------
Net assets, end of period (thousands of dollars)                                   $14,605             $15,846
----------------------------------------------------------------------------- ----------------- ---------------------
Ratio of net expenses to average net assets                                           0.98%              0.96%*
----------------------------------------------------------------------------- ----------------- ---------------------
Ratio of gross expenses to average net assets                                         1.31%              2.07%*
----------------------------------------------------------------------------- ----------------- ---------------------
Ratio of net investment income (loss) to average net assets                          (0.82%)             1.48%*
----------------------------------------------------------------------------- ----------------- ---------------------
Ratio of investment income (loss) less gross expenses to average net assets          (1.15%)             0.60%*
----------------------------------------------------------------------------- ----------------- ---------------------
Portfolio turnover (excluding money market mutual funds)                                56%                13%*
----------------------------------------------------------------------------- ----------------- ---------------------

*Annualized

FOR MORE INFORMATION

Additional information about the Funds is included in the Statement of Additional Information (the "SAI"), which is incorporated by reference (and is legally considered part of this prospectus). Additional information about both Funds' investments is available in the Funds' annual, semi-annual, and quarterly reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year.

To obtain additional information free of charge or if you have a question about the Funds, please call 866-747-9030 (toll-free) or 563-288-2773, or send an e-mail to info@pearlfunds.com, or go to the Fund's Website: WWW.PEARLFUNDS.COM.

Text-only versions of the Funds' documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at www.sec.gov. You may obtain copies of the Funds' documents by visiting the SEC's Public Reference Room in Washington, D.C. Call the SEC at 202-942-8090 for information about the Public Reference Room's operations. You may also obtain copies of the Funds' documents by sending your request and a duplicating fee to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, D.C. 20549-0102, or by e-mail request at publicinfo@sec.gov.

811-10261

                                                          PEARL MUTUAL FUNDS/SM/

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                                     May 1, 2003

                                                                2610 Park Avenue
                                                           Muscatine, Iowa 52761
                                                        866-747-9030 (toll-free)


PEARL TOTAL RETURN FUND/SM/

PEARL AGGRESSIVE GROWTH FUND/SM/

This Statement of Additional Information ("SAI") is not a prospectus but provides information that should be read in conjunction with the prospectus of PEARL TOTAL RETURN FUND and PEARL AGGRESSIVE GROWTH FUND (each, a "Fund," and together, the "Funds") dated the date of this SAI and any supplement to the prospectus. Audited financial statements, which are contained in the Funds' December 31, 2002 Annual Report, are incorporated by reference into this SAI. You can obtain a copy of the prospectus at no charge by writing or telephoning us at the address or telephone number shown above.

                                TABLE OF CONTENTS
                                -----------------

                                                                           Page
                                                                           ----
Investment Objectives and Policies .........................................   2
Investment Techniques and Risks ............................................   2
Investment Restrictions ....................................................  16
Performance Information ....................................................  18
Investment Manager .........................................................  24
The Trust ..................................................................  26
Trustees and Officers ......................................................  27
Principal Shareholder ......................................................  32
Purchasing and Redeeming Shares ............................................  33
Anti-Money Laundering Compliance ...........................................  34
Additional Tax Information .................................................  34
Portfolio Transactions .....................................................  35
Code of Ethics .............................................................  36
Custodian ..................................................................  36
Independent Auditors .......................................................  36
Appendix - Description of Bond Ratings ..................................... A-1

         Pearl Total Return Fund ("Total Return Fund") and Pearl Aggressive Growth Fund ("Aggressive Growth Fund") are each a series of Pearl Mutual Funds (the "Trust"), and each Fund is an open-end, management investment company.

         The discussion below supplements the description in the prospectus of each Fund's investment objective, policies, and restrictions.

         On July 2, 2001, Mutual Selection Fund, an Iowa corporation, was reorganized into a new series of the Trust. The new series was designated Pearl Total Return Fund. Throughout this document, reference to "Pearl Total Return Fund" or "Total Return Fund" refers to Pearl Total Return Fund, as a series of the Trust, and to its predecessor corporation. Pearl Mutual Funds' name was changed from Mutual Selection Trust on September 11, 2000.

                       Investment Objectives and Policies

         Total Return Fund seeks long-term total return. Aggressive Growth Fund seeks long-term aggressive growth of capital. The Funds are not designed for investors seeking primarily income rather than capital appreciation. The Funds are not, alone or together, a balanced investment program, and there can be no assurance that either of the Funds will achieve its investment objective.

         The Funds use the techniques, and invest in investment companies that may use the techniques and invest in the types of securities, described below and in the prospectus.

                         Investment Techniques and Risks

         Each Fund is a fund of funds that invests in shares of other registered investment companies including mutual funds and closed-end funds. The investment companies in which the Funds may invest are referred to as "portfolio funds" throughout this statement of additional information.

Foreign Securities

         A portfolio fund may invest up to 100% of its assets in securities of foreign issuers, which may entail a greater degree of risk than does investment in securities of domestic issuers. Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign subcustodial arrangements. In addition, the costs of investing in foreign securities are usually higher than the costs of investing in U.S. securities.

         There is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social, or diplomatic developments that could affect investment in these nations. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a portfolio fund's ability to invest in securities of certain issuers located in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency, and balance of payment positions.

         A portfolio fund's (and accordingly the Funds') investment performance is affected by the strength or weakness of the U.S. dollar against the currencies of the foreign markets in which its securities trade or in which they are denominated. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held by a portfolio fund will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. A portfolio fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency-forward, futures, or options contracts. Hedging transactions will not, however, always be fully effective in protecting against adverse exchange rate fluctuations and involve transaction costs and risks. (See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions.")

         Investments by a portfolio fund in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. Emerging markets also have different clearance and settlement procedures, and delays in settlement could result in temporary periods when a portion of the assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a portfolio fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a portfolio fund (and accordingly the Funds) due to subsequent declines in the value of those securities or possible liability to the purchaser. Many emerging markets have experienced substantial rates of inflation for many years, which has had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Debt obligations of emerging market countries may involve a high degree of risk, and may be in default or present the risk of default. Certain emerging market governmental issuers have not been able or have been unwilling to make payments of interest or principal on debt obligations as those payments have come due.

         Income received by a portfolio fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by a portfolio fund will reduce the net income of the portfolio fund available for distribution to the Funds.

Currency Exchange Transactions

         The Funds may invest in portfolio funds that enter into currency exchange transactions. A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

         Forward currency transactions may involve currencies of the different countries in which a portfolio fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. Transaction hedging is the purchase or sale of a forward contract with respect to specific payables or receivables of a fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A portfolio fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency.

         If a portfolio fund enters into a forward contract hedging an anticipated purchase of portfolio securities, assets of that portfolio fund having a value at least as great as the portfolio fund's commitment under such forward contract will be segregated on the books of the portfolio fund while the contract is outstanding.

         At the maturity of a forward contract to deliver a particular currency, a portfolio fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a portfolio fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the portfolio fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency that the portfolio fund is obligated to deliver.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a portfolio fund to hedge against a devaluation that is so generally anticipated that the portfolio fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a portfolio fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Calculation of Net Asset Value

         Foreign securities in which the portfolio funds may invest may be listed primarily on foreign stock exchanges that may trade on days, and at times, when the New York Stock Exchange is not open for business. Accordingly, the net asset value of a portfolio fund (and correspondingly a Fund) may be significantly affected by such trading on days when neither Pearl Management Company, the Funds' investment adviser and manager ("Management" or the "Manager"), nor the Funds' shareholders have access to the portfolio funds and the Funds.

Options and Futures

         A portfolio fund may purchase and write both call options and put options on securities and on indexes, and enter into interest rate and index futures contracts, and may purchase or sell options on such futures contracts ("futures options") in order to provide additional revenue, or to hedge against changes in security prices or interest rates. A portfolio fund may also use other types of options, futures contracts, and futures options currently traded or subsequently developed and traded, provided that the portfolio fund's board determines that their use is consistent with the portfolio fund's investment objective.

         Options. An option on a security (or index) is a contract that gives
         -------
the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.

         A portfolio fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if a portfolio fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional consideration (or, if additional consideration is required, assets having a value at least equal to that amount are segregated on the books of the portfolio fund) upon conversion or exchange of other securities held in its portfolio.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a portfolio fund desires.

         A put or call option purchased by a portfolio fund is an asset of that portfolio fund, valued initially at the premium paid for the option. The premium received for an option written by a portfolio fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         OTC Derivatives. A portfolio fund may buy and sell over-the-counter
         ---------------
("OTC") derivatives. Unlike exchange-traded derivatives, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC derivatives (derivatives not traded on exchanges) generally are established through negotiation with the other party to the contract. While this type of arrangement allows a portfolio fund greater flexibility to tailor an instrument to its needs, OTC derivatives generally involve greater credit risk than exchange-traded derivatives, which are guaranteed by the clearing organization of the exchanges where they are traded. See "Illiquid and Restricted Securities" below for more information on the risks associated with investing in OTC derivatives.

         Risks Associated with Options. There are several risks associated with
         -----------------------------
transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when a portfolio fund seeks to close out an option position. If a portfolio fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a portfolio fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a portfolio fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, a portfolio fund foregoes, during the option's life, the opportunity to profit from currency appreciation.

         If trading were suspended in an option purchased or written by one of the portfolio funds, that portfolio fund would not able to close out the option. If restrictions on exercise were imposed, the portfolio fund might be unable to exercise an option it has purchased.

         Futures Contracts and Options on Futures Contracts. A portfolio fund
         --------------------------------------------------
may use interest rate futures contracts and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index /1/ at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: Standard & Poor's 500 Index; Value Line Composite Index; Russell 2000 Index; and New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds; U.S. Treasury notes; Eurodollar certificates of deposit; and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and may be traded by portfolio funds.

         A portfolio fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         A portfolio fund might use futures contracts to hedge against fluctuations in the general level of stock prices, anticipated changes in interest rates, or currency fluctuations that might adversely affect either the value of a portfolio fund's securities or the price of the securities that a portfolio fund intends to purchase. A portfolio fund's hedging may include sales of futures contracts as an offset against the effect of expected declines in stock prices or currency exchange rates or increases in interest rates and purchases of futures contracts as an offset against the effect of expected increases in stock prices or currency exchange rates or declines in interest rates. Although other techniques could be used to reduce a portfolio fund's exposure to stock price, interest rate, and currency fluctuations, a portfolio fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

_____________________________


/1/ A futures contract on an index in an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

         The success of any hedging technique depends on the ability of a portfolio fund's investment adviser correctly to predict changes in the level and direction of stock prices, interest rates, currency exchange rates, and other factors. Should those predictions be incorrect, a portfolio fund's return might have been better had hedging not been attempted. However, in the absence of the ability to hedge, the investment adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

         When a purchase or sale of a futures contract is made by a portfolio fund, that portfolio fund is required to deposit with its custodian or broker a specified amount of cash or U.S. government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is generally set by the exchange on which the contract is traded. However, the margin requirement may be modified during the term of the contract, and the portfolio fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the portfolio fund upon termination of the contract, assuming all contractual obligations have been satisfied. The portfolio funds expect to earn interest income on their initial margin deposits. A futures contract held by a portfolio fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the portfolio fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a portfolio fund does not represent a borrowing or loan by the portfolio fund but is instead settlement between that portfolio fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value ("NAV"), the portfolio funds will mark-to-market their open futures positions.

         The portfolio funds are also required to deposit and maintain margin with respect to put and call options on futures contracts they write. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the portfolio funds.

         Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the portfolio funds realize a capital gain, or if it is more, the portfolio funds realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the portfolio fund engaging in the transaction realizes a capital gain, or if it is less, the portfolio fund realizes a capital loss. The transaction costs must also be included in these calculations.

         Risks Associated with Futures. There are several risks associated with
         -----------------------------
the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options, and the related securities, including technical influences in futures and futures options trading and differences between a portfolio fund's investments being hedged and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of a portfolio fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a portfolio fund's portfolio. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

         There can be no assurance that a liquid market will exist at a time when a portfolio fund seeks to close out a futures or futures option position. The portfolio fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         Swap Agreements. A swap agreement is generally individually negotiated
         ---------------
and structured to include exposure to one or more of a variety of different types of investments or market factors. Depending on its structure, a swap agreement may increase or decrease a portfolio fund's exposure to changes in the value of an index of securities in which the portfolio fund might invest, the value of a particular security or group of securities, or foreign currency values. Swap agreements can take many different forms and are known by a variety of names.

         A swap agreement tends to shift a portfolio fund's investment exposure from one type of investment to another. For example, if a portfolio fund agrees to exchange payments in dollars at a fixed rate for payments in a foreign currency the amount of which is determined by movements of a foreign securities index, the swap agreement would tend to increase that portfolio fund's exposure to foreign stock market movements and foreign currencies. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of a portfolio fund's investments and its net asset value, which accordingly may increase or decrease the overall volatility of a Fund's investments and its net asset value.

         The performance of a swap agreement is determined by the change in the specific currency, market index, security, or other factors that determine the amounts of payments due to and from a portfolio fund. If a swap agreement calls for payments by a portfolio fund, that portfolio fund must be prepared to make such payments when due. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in a loss.

         A portfolio fund will segregate assets to cover its current obligations under a swap agreement. If a portfolio fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of that portfolio fund's accumulated obligations under the swap agreement over the accumulated amount the portfolio fund is entitled to receive under the agreement. If a portfolio fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of that portfolio fund's accumulated obligations under the agreement.

Short Sales and Short Sales Against the Box

         A portfolio fund may sell securities short. In a short sale the portfolio fund sells stock it does not own and makes delivery with securities "borrowed" from a broker. The portfolio fund then becomes obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the portfolio fund. Until the security is replaced, the portfolio fund is obligated to pay to the lender any dividends or interest accruing during the period of the loan. In order to borrow the security, the portfolio fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

         When it engages in short sales, a portfolio fund must also deposit in a segregated account an amount of cash or U.S. Government securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). A portfolio fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the portfolio fund replaces the borrowed security. The portfolio fund will realize a gain if the security declines in price between such dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the portfolio fund may be required to pay in connection with a short sale.

         A short sale is "against the box" if at all times when the short position is open the portfolio fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for federal income tax purposes.

Debt Securities

         A portfolio fund may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation, a division of The McGraw Hill Companies ("S&P") or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), commonly called "junk bonds"), and securities that are not rated. There may be no restrictions as to the ratings of debt securities acquired by a portfolio fund or the portion of a portfolio fund's assets that may be invested in debt securities in a particular ratings category.

         Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, the junk bond market may be severely disrupted, and issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

         Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a portfolio fund may have greater difficulty selling its portfolio securities. See "Purchasing and Redeeming Shares - Net Asset Value." The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

         The debt securities held by a portfolio fund may have redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the portfolio fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investors in the portfolio fund, including a Fund. Conversely, a high yield, high risk security's value will decrease in a rising interest rate market, as will the value of the portfolio fund's assets.

         Special tax considerations are associated with investing in debt securities structured as zero coupon or pay-in-kind securities. A portfolio fund will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

         Credit ratings evaluate the safety of principal and interest payments, not the market value risk of debt securities. Rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events. To the extent that a portfolio fund invests in medium and lower-quality debt securities, the achievement of a portfolio fund's investment objective may be more dependent on the portfolio fund's own credit analysis than is the case for higher quality bonds. A more complete description of the characteristics of bonds in each ratings category is included in the appendix to this statement of additional information.

Warrants

         A portfolio fund may invest in warrants. Warrants are options to purchase equity securities at specific prices valid for a specified period of time. The prices do not necessarily move in parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it becomes worthless and the portfolio fund loses the purchase price and the right to purchase the underlying security.

Leverage

         A portfolio fund may borrow on an unsecured basis from banks to increase its holdings of portfolio securities. Under the Investment Company Act of 1940 (the "1940 Act"), the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings in order to restore coverage if it should decline to less than 300% due to market fluctuation or otherwise. That sale must occur even if disadvantageous from an investment point of view. Leveraging aggregates the effect of any increase or decrease in the value of portfolio securities on the portfolio fund's net asset value. In addition, money borrowed is subject to interest costs (which may include commitment fees and the cost of maintaining minimum average balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds.

Master Demand Notes

         A portfolio fund (particularly a money market fund) may invest up to 100% of its assets in master demand notes. These are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation. Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes. The notes are, however, redeemable at face value plus accrued interest at any time.

Asset-Backed Securities

         A portfolio fund may invest in mortgage pass-through securities, which are securities representing interests in pools of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect passing through monthly payments made by individual borrowers on mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a portfolio fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.

         Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

         A portfolio fund may invest in collateralized mortgage obligations ("CMOs"), which are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semiannually. CMOs are collateralized by portfolios of mortgage pass-through securities and are structured into multiple classes with different stated maturities. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

         Other mortgage-related securities in which a portfolio fund may invest include other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. In addition, a portfolio fund may invest in other asset-backed securities that have been offered to investors or will be offered to investors in the future.

         Several types of asset-backed securities have already been offered to investors, including certificates for automobile receivables, which represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interest in the vehicles securing the contracts.

Illiquid and Restricted Securities

         A portfolio fund may invest up to 15% of its net assets in illiquid securities. An illiquid security generally is one that cannot be sold in the ordinary course of business within seven days at substantially the value assigned to it in calculations of a portfolio fund's net asset value. Repurchase agreements maturing in more than seven days, OTC derivatives, and restricted securities are generally illiquid; other types of investments may also be illiquid from time to time. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a portfolio fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, that portfolio fund will take appropriate steps to protect liquidity. Illiquid securities are priced at a fair value determined in good faith by the board of directors or trustees of the portfolio fund or its delegate. A portfolio fund may be unable to realize a favorable price upon sale of the securities, or in some cases may not be able to sell the securities.

         Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, a portfolio fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the portfolio fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the portfolio fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at a fair value as determined in good faith by the board of the portfolio fund.

         Notwithstanding the above, a portfolio fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the portfolio funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The portfolio fund's investment adviser, under the supervision of the board of directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a portfolio fund's restriction of investing no more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a portfolio fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         The 1940 Act provides that a mutual fund whose shares are purchased by a Fund is obliged to redeem shares held by a Fund only in an amount up to 1% of the portfolio fund's outstanding securities during any period of less than 30 days. Accordingly, shares held by a Fund in excess of 1% of a portfolio fund's outstanding securities would, if the Fund had not made the election described in this paragraph, be considered illiquid securities that, together with other such securities, may not exceed 15% of that Fund's net assets. However, since each Fund has elected to reserve the right to pay redemption requests by a distribution in kind of securities from its portfolio, instead of cash, these positions may be treated as liquid. Under certain circumstances a portfolio fund may determine to make payment of a redemption by a Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of cash. As a result, a Fund may hold securities distributed by a portfolio fund until such time as Management determines it appropriate to dispose of the securities. That disposition will impose additional costs on the Fund.

Repurchase Agreements

         Repurchase agreements are transactions in which a portfolio fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements involve certain risks, such as default by, or insolvency of, the other party to the repurchase agreement. A portfolio fund's right to liquidate its collateral in the event of a default could involve certain costs, losses or delays. To the extent that the proceeds from any sale upon a default in the obligation to repurchase were less than the repurchase price, the portfolio fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on a portfolio fund's ability to sell the collateral and the portfolio fund could suffer a loss.

When-Issued and Delayed Delivery Securities; Reverse Repurchase Agreements

         A portfolio fund may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the portfolio fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A portfolio fund generally makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the portfolio fund's investment adviser deems it advisable for investment reasons. A portfolio fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed delivery basis.

         A portfolio fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the portfolio fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

         At the time a portfolio fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, assets of the portfolio fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the portfolio fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a portfolio fund, may increase fluctuation of a portfolio fund's net asset value (and accordingly a Fund's net asset value).

Loans of Portfolio Securities

         A portfolio fund may lend its portfolio securities as long as: (1) the loan is continuously secured by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the portfolio fund may at any time call the loan and obtain the securities loaned; (3) the portfolio fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of the portfolio fund. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and, in some cases, the loss of rights in the collateral if the borrower fails.

Industry Concentration

         A portfolio fund may concentrate its investments within one industry. The value of the shares of such a portfolio fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

Temporary Strategies

         Each Fund and each portfolio fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the Funds' or the portfolio funds' investment advisers may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to a temporary defensive strategy, each Fund or a portfolio fund may hold cash (U.S. dollars, foreign currencies, multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. issuers, and most or all of a Fund's and a portfolio fund's investments may be made in the United States and denominated in U.S. dollars. It is impossible to predict whether, when, or for how long a Fund or a portfolio fund might employ temporary defensive strategies. However, Aggressive Growth Fund almost never takes a defensive position, as stated in the Prospectus.

         In addition, pending investment of proceeds from new sales of portfolio fund shares or to meet ordinary daily cash needs, a Fund or a portfolio fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and may invest any portion of its assets in money market instruments.

Portfolio Turnover

         Although the Funds and the portfolio funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for many reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. A high rate of portfolio turnover, if it should occur, would result in increased transaction expenses which must be borne by each portfolio fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

                             Investment Restrictions

         In pursuing its investment objective each of Total Return Fund and Aggressive Growth Fund will not:

                1. With respect to 75% of its total assets, invest more than 5% (valued at time of investment) in securities of any one issuer, except in U.S. government securities and securities of other investment companies.

                2. Invest more than 25% of its total assets (valued at time of investment) in securities of any one investment company. However, this restriction does not apply when the Fund reinvests dividends and distributions from an investment company in shares of that investment company.

                3. Invest in a security if more than 25% of its total assets (valued at time of investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

                4. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises, including real estate investment trusts, which invest in real estate or interests in real estate.

                5.   Make loans.

                6.   Sell securities short or maintain a short position.

                7. Invest in puts, calls, straddles, spreads, or combinations thereof.

                8.   Purchase and sell commodities or commodity contracts.

                9.   Underwrite the distribution of securities of other issuers.

                10. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

                11. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund's assets at the time of borrowing, and (b) for temporary purposes in an amount not exceeding 5% of the value of the Fund's total assets at the time of the borrowing.

                12. Invest in issuers for the purpose of management or the exercise of control.

         The above restrictions for each Fund and each Fund's investment objective are "fundamental," which means that they cannot be changed without the approval of the lesser of (i) 67% of each Fund's shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of each Fund's outstanding shares.

         A portfolio fund may, but need not, have the same investment policies as a Fund. In addition, although each of the Funds may from time to time invest in shares of the same portfolio funds, the percentage of each Fund's assets so invested may vary and the Fund's portfolio managers will determine that the investments are consistent with the investment objectives and policies of each Fund.

                             Performance Information

         From July 1, 1972 through July 1, 2001, Total Return Fund's shares were not registered under the Securities Act of 1933 and sales of Fund shares were made only on a private basis. The Fund began offering its shares to the public pursuant to an effective registration statement on July 2, 2001. From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in shares of a Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

         Average Annual Total Return is computed as follows:

                   ERV = P(1+T)/n/

         Where:     P = the amount of an assumed initial investment in shares of a Fund
                    T = average annual total return
                    n = number of years from initial investment to the end of
                        the period
                    ERV = ending redeemable value of shares held at the end of the period


         The Funds may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in a Fund. A Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return "after taxes on distributions and sale" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the actual historical federal maximum tax rate. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Funds. State and local taxes are ignored.

         Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

         Average Annual Total Return (After Taxes on Distributions) is computed as follows:

                ATV\\D\\ = P(l+T)/n/

         Where:         P = the amount of an assumed initial investment in
                            shares of a Fund
                        T = average annual total return (after taxes on
                            distributions)
                        n = number of years from initial investment to the end
                            of the period
                        ATV\\D\\ = ending value of shares held at the end of the
                                 period after taxes on fund distributions but not after taxes on redemptions.

                  Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) is computed as follows:

                      ATV\\DR\\= P(l+T)/n/

         Where:       P = the amount of an assumed initial investment in shares
                          of a Fund
                      T = average annual total return (after taxes on
                          distributions and redemption)
                      n = number of years from initial investment to the end of
                          the period
                      ATV\\DR\\ = ending value of shares held at the end of the
                                  period after taxes on fund distributions and redemption.

         Each Fund's Total Return and Average Total Return on a $1,000 investment before and after taxes for various periods ended December 31, 2002 are shown in the tables below. The Fund's returns may vary greatly over time and may be materially different by the time you receive this statement of additional information. For more current performance information, visit WWW.PEARLFUNDS.COM or call 866-747-9030.

         Total Return Fund
         -----------------

         ----------------------------------------------------------------------------------------------------
                             Before Taxes                          1 Year         5 Years           10 Years
         ----------------------------------------------------------------------------------------------------
         Total Return (cumulative)                                -10.75%        +24.17%            +116.11%
         ----------------------------------------------------------------------------------------------------
         Average Annual Total Return                              -10.75%         +4.42%              +8.01%
         ----------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------
                     After Taxes on Distributions                  1 Year         5 Years           10 Years
         ----------------------------------------------------------------------------------------------------
         Total Return (cumulative)                                -11.09%        +11.04%             +73.63%
         ----------------------------------------------------------------------------------------------------
         Average Annual Total Return                              -11.09%         +2.12%              +5.67%
         ----------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------
         After Taxes on Distributions and Sale
                     of Fund Shares                                1 Year         5 Years           10 Years
         ----------------------------------------------------------------------------------------------------
         Total Return (cumulative)                                 -8.76%        +14.86%             +74.55%
         ----------------------------------------------------------------------------------------------------
         Average Annual Total Return                               -8.76%         +2.81%              +5.73%
         ----------------------------------------------------------------------------------------------------

         Aggressive Growth Fund
         ----------------------
         -----------------------------------------------------------------------

                             Before Taxes             1 Year     Life of Fund*
         -----------------------------------------------------------------------
         Total Return (cumulative)                   -17.27%       -16.79%
         -----------------------------------------------------------------------
         Average Annual Total Return                 -17.27%       -11.53%
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

                     After Taxes on Distributions     1 Year     Life of Fund*
         -----------------------------------------------------------------------

         Total Return (cumulative)                   -17.27%       -17.15%
         -----------------------------------------------------------------------
         Average Annual Total Return                 -17.27%       -11.79%
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
         After Taxes on Distributions and Sale
                   of Fund Shares                     1 Year     Life of Fund*
         -----------------------------------------------------------------------
         Total Return (cumulative)                   -13.82%       -13.49%
         -----------------------------------------------------------------------
         Average Annual Total Return                 -13.82%        -9.21%
         -----------------------------------------------------------------------
         * From July 2, 2001 (commencement of operations).

         The Funds may also quote tax efficiency. Tax efficiency is derived by dividing after-tax returns by pretax returns. The highest possible score would be 100%, which would apply to a Fund that had no taxable distributions. Because many interrelated factors affect tax efficiency, it is difficult to predict tax efficiency.

         The Funds impose no sales loads and pay no distribution expenses. Performance figures quoted by the Funds are not necessarily indicative of future results. Each Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information about past performance is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

         The Funds also measure their performance on a long-term risk-adjusted total return basis. Risk-adjusted total return compares total return and standard deviation (volatility). The Funds may also use statistics to indicate volatility or risk. The premise of each of these measures is that greater volatility connotes greater risk undertaken in achieving performance. The Funds may quote the following measures of volatility:

         Beta. Beta is the volatility of a fund's total return relative to the
         ----
movements of a benchmark index. A beta greater than one indicates volatility greater than the index, and a beta of less than one indicates a volatility less than the index.

         R-squared. R-squared reflects the percentage of a fund's price
         ---------
movements that are explained by movements in the benchmark index. An R-squared of 1.00 indicates that all movements of a fund's price are completely explained by movements in the index. Generally, a higher R-squared will indicate a more reliable beta figure.

         Alpha. Alpha is a measure used to discuss a fund's relative
         -----
performance. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return of a fund is based on how historical movements of the benchmark index and historical performance of a fund compare to the benchmark index. The expected return is computed by multiplying the advance or decline in a market represented by a fund's beta. A positive alpha quantifies the value that a fund manager has added and a negative alpha quantifies the value that a fund manager has lost.

         Standard deviation. Standard deviation quantifies the volatility in the
         ------------------
returns of a Fund by measuring the amount of variation in the group of returns that make up a Fund's average return. Standard deviation is generally calculated over a three or five year period using monthly returns and modified to present an annualized standard deviation.

         Sharpe ratio. A Fund's Sharpe ratio quantifies its total return in
         ------------
excess of the return of a guaranteed investment (90-day U.S. treasury bills), relative to its volatility as measured by its standard deviation. The higher a Fund's Sharpe ratio, the better a Fund's returns have been relative to the amount of investment risk it has taken.

         Beta and R-squared are calculated by performing a least squares linear regression using three years of monthly total return figures for each portfolio and benchmark combination. Alpha is calculated by taking the difference between the average monthly portfolio return and the beta-adjusted average monthly benchmark return. The result of this calculation is then geometrically annualized.

         Other measures of volatility and relative performance may be used as appropriate. All such measures will fluctuate and do not represent future results.

         The Funds may note their mention or recognition in newsletters, newspapers, magazines, or other media. Portfolio managers and other members of the Manager's Investment Committee may make presentations at conferences or trade shows, appear on television or radio programs, or conduct or participate in telephone conference calls, and the Funds may announce those presentations, appearances, or calls to some or all shareholders, or to potential investors in the Funds. Biographical and other information about a Fund's portfolio managers or the Investment Committee, including information about awards received by that portfolio manager or mentions of the manager or committee in the media, may also be described or quoted in Fund advertisements or sales literature.

         In advertising and sales literature, each Fund's performance may be compared with those of market indexes or averages and other mutual funds. The composition of these indexes, averages or other mutual funds differ from the composition of a Fund's portfolio. In addition to the performance information described above, a Fund might use comparative performance as computed in a ranking or rating determined by Lipper, Inc., an organization that monitors the performance of mutual funds; Morningstar, Incorporated; or another service. The tax consequences of investments may not be reflected in these comparisons.

         The following are some benchmark indexes utilized by the Funds: MSCI World Index, Value Line (Geometric) Index, and Wilshire 5000 Index. Comparisons may also be made to yields on certificates of deposit, treasury instruments, or money market instruments. The comparisons to MSCI World Index, Value Line (Geometric) Index, and Wilshire 5000 Index, and Aggressive Growth Fund's comparison to the Standard & Poor's 500 Index, show how a Fund's total return compared to the record of a broad average of common stock prices and a narrower set of major industrial companies, respectively. Each Fund has the ability to invest in portfolio funds not included in any of these indexes, and its investment portfolio may or may not be similar in composition to the indexes. All indexes are unmanaged and include reinvested dividends (other than Value Line (Geometric) Index), but do not include the effect of paying brokerage commissions and other costs of investing.

         The Funds may also compare their performance to the performance of groups of mutual funds, including Lipper Averages and Indexes. Each Lipper Average is the mean return of all mutual funds tracked by Lipper, Inc. in that category, which may include the Fund making the comparison. Lipper Indexes measure the performance of the largest funds tracked by Lipper in a designated category.

         Ibbotson Associates of Chicago, Illinois (Ibbotson) and others provide historical returns of the capital markets in the United States. A Fund may compare its performance to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds, or treasuries. A Fund may discuss the performance of financial markets and indexes over various time periods.

         The capital markets tracked by Ibbotson are common stocks, small-capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury Bills, and the U.S. rate of inflation. These capital markets are based on the returns of several different indexes. For common stocks the Standard & Poor's 500 Index is used. For small-capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors (DFA) Small Company Fund. This fund is a market-value-weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile.

         Long-term corporate bond returns are based on the performance of the Salomon Brothers Long-Term-High-Grade Corporate Bond Index which includes nearly all Aaa- and Aa-rated bonds. Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond which is the shortest noncallable bond available with a maturity not less than 5 years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury Bills are based on a one-bill portfolio constructed each month, containing the shortest-term bill having not less than one month to maturity. The total return on the bill is the month-end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; the Wall Street Journal is the source thereafter. Inflation rates are based on the CPI.

         Other widely used indexes that the Funds may use for comparison purposes include the Lehman Bond Index, the Lehman Aggregate Bond Index, The Lehman GNMA Single Family Index, the Lehman Government/Corporate Bond Index, the Salomon Brothers Long-Term High Yield Index, the Salomon Brothers Non-Government Bond Index, the Salomon Brothers Non-U.S. Government Bond Index, the Salomon Brothers World Government Bond Index, and the J.P. Morgan Government Bond Index. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment-grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. Government securities, and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The foregoing bond indexes are unmanaged indexes of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indexes.

         All of the indexes and averages noted above will be obtained from the indicated sources or reporting services, which the Funds generally believe to be accurate. The Funds also may note their mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data.

         The Funds may also discuss in advertising the relative performance of various types of investment instruments, such as stocks, Treasury securities, and bonds, over various time periods and covering various holding periods. Such comparisons may compare these investment categories to each other or to changes in the CPI.

         A Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In this program, the investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While this strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

         Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about the Fund. These editorials or articles may include quotations of performance from other sources such as Lipper or Morningstar. Sources for Fund performance information and articles about the Funds may include the following: Barron's; Business Week; The Cedar Rapids Gazette; Consumer Digest; Consumer Reports; The Des Moines Register; Financial World; Forbes; Fortune; Fund Action; Investor's Business Daily; Kiplinger's Personal Finance Magazine; Money; Morningstar Publications; Muscatine Journal; Mutual Funds Magazine; Mutual Fund Values; Newsweek; The New York Times; Pearl City Progress; Personal Investing News; Personal Investor; The Quad Cities Times; Success; USA Today; U.S. News and World Report; The Wall Street Journal; Wiesenberger Investment Companies Services; Working Woman; Worth; and Your Money.

         When comparing yield, total return, and investment risk of shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Funds. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.

         The performance of the Funds is not fixed or guaranteed. Performance quotations should not be considered to be representative of performance of a Fund for any period in the future. The performance of a Fund is a function of many factors including its earnings, expenses, and number of outstanding shares. Fluctuating market conditions, purchases and sales of underlying funds, sales and redemptions of shares of beneficial interest, and changes in operating expenses are all examples of items that can increase or decrease a Fund's performance.

                               Investment Manager

         Pearl Management Company, 2610 Park Avenue, P.O. Box 209, Muscatine, IA 52761, serves as the investment adviser and manager for the Funds. The Funds are its only clients that pay for its services. As of the date of this SAI, the Manager has approximately $54 million under management, substantially all consisting of Total Return Fund and Aggressive Growth Fund. Pearl Management Company is an Iowa corporation, whose shareholders are Capital Formation Council, Free Enterprise Advocates, Investor Protection, Inc., Public Interest Committee, and Taxpayer Rights Association, each an Iowa nonprofit corporation and public interest organization. Each shareholder has been in existence for more than 15 years and has engaged in and supported advocacy on public policy issues. None of them has any shareholders or beneficial owners. David M. Stanley and Jean Leu Stanley, his wife, may be deemed to control the Manager because he serves as President and Director and she serves as Vice-President and Director of each of the five shareholders of the Manager. Kevin J. Burns and Robert H. Solt also serve as Directors of the Manager. All of these affiliated persons of the Fund are affiliated persons of the Manager:


Name                Position(s) Held with the Trust and the Manager
----                -----------------------------------------------
Kevin J. Burns      Vice-President of Investment Management, Chief
                    Investment Officer, Assistant Secretary, and
                    Assistant Treasurer of the Trust; Director,
                    Vice-President of Investment Management, Chief
                    Investment Officer, Assistant Secretary, and
                    Assistant Treasurer of the Manager.

Robert H. Solt      Executive Vice-President, Chief Operating Officer
                    Chief Financial Officer, Secretary, Treasurer, and Trustee
                    of the Trust; Director, Executive Vice-President,
                    Chief Operating Officer, Chief Financial Officer,
                    Secretary, and Treasurer of the Manager.

David M. Stanley    Chairman, President, Chief Executive Officer, Assistant
                    Secretary, and Trustee of the Trust;
                    Chairman, President, Chief Executive Officer, Assistant
                    Secretary, and Director of the Manager.


         The Manager furnishes continuing investment supervision to the Funds under an Investment Management Agreement (the "Agreement") and is responsible for overall management and investment of the Funds' assets. The Agreement may be continued from year to year only so long as its continuance is approved annually
(a) by the vote of a majority of the Trustees who are not "interested persons" of the Trust or of the Manager cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of each Fund. Any amendment to the Agreement must be approved in the same manner. At a meeting of the Board of Trustees held on December 13, 2002, called in part for the purpose of voting on the renewal of the Agreement, the Agreement was renewed through January 31, 2004 by the unanimous vote of the Trustees (except that Mr. Solt and Mr. Stanley, the two "interested" Trustees, abstained from voting) and also by the unanimous vote of all "non-interested" Trustees of the Trust. The Trustees considered, among other things, the nature and quality of services provided by the Manager, the profitability to the Manager of its relationship with the Trust and Funds, fall-out benefits from that relationship, economies of scale, and comparative fees and expense ratios.



     The Agreement may be terminated as to a Fund without penalty by the vote of the Board of Trustees of the Trust or the shareholders of that Fund (by a majority as defined in the 1940 Act) on sixty days' written notice to the Manager or by the Manager on one year's notice to the Fund, and will terminate automatically in the event of its assignment. The fees payable by a Fund under the Agreement are the obligation only of that Fund and impose no liability on the other Fund.

     The total advisory and management fees each Fund pays to the Manager are accrued daily and payable monthly based on the Fund's net assets as of the beginning of the month, at the annual rates shown below:

                 Average Daily Net Assets                       Rate of Fee
                 ------------------------                       -----------
                 First $30 million                                    0.65%
                 More than $30 million to $100 million                0.58%
                 In excess of $100 million                            0.40%

         The Manager also provides administrative and transfer agency services to the Trust pursuant to an administrative services and transfer agency agreement for which the Manager receives a fee. The Funds pay the cost of custodial, audit, and legal services, and membership in trade organizations. They also pay other expenses such as the cost of maintaining the registration of their shares under federal law, complying with state securities laws, proxy solicitations, printing and distributing notices and copies of the prospectus and shareholder reports furnished to existing shareholders, taxes, insurance premiums, and the fees of Trustees not affiliated with the Manager. The Manager bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes.

         The administrative fees each Fund pays to the Manager are accrued daily and payable monthly based on the Funds' net assets as of the beginning of the month, at the annual rates shown below:

                 Average Daily Net Assets                       Rate of Fee
                 ------------------------                       -----------
                 First $30 million                                    0.21%
                 More than $30 million to $100 million                0.19%
                 In excess of $100 million                            0.13%

         The advisory and management fees and administrative services fees paid by the Funds to the Manager for the fiscal years ended December 31, 2002, 2001, and 2000 were as follows:

Fund                                2002          2001         2000

Total Return Fund                 $366,288      $433,806     $448,542

Aggressive Growth Fund            $139,123       $45,542       N/A

         The Manager has contractually agreed to reimburse each Fund for all ordinary operating expenses (including management and administrative fees) exceeding the following expense ratios: 0.98% of a Fund's average annual net assets up to $100 million, and 0.78% of a Fund's average annual net assets in excess of $100 million. When the Manager has reimbursed a Fund for expenses in excess of these limits, the Manager may recover the reimbursed amounts, for a period that does not exceed five years, to the extent this can be done without exceeding the expense limits. These expense limits will continue at least through December 31, 2007.

                                    The Trust

         The Trust (formerly Mutual Selection Trust) is a Massachusetts business trust organized under an Amended and Restated Declaration of Trust dated September 11, 2000 (the "Declaration of Trust"). The Declaration of Trust may be amended by a vote of either the Trust's shareholders or, in certain circumstances, by its Trustees, without shareholder consent. The Trust may issue an unlimited number of shares, in one or more series as the Board of Trustees may authorize. Any series of shares may be further divided, without shareholder approval, into two or more classes of shares having such preferences or special or relative rights or privileges as the Trustees may determine. The shares of the Funds are not currently divided into classes. Total Return Fund and Aggressive Growth Fund are the only series of the Trust currently being offered. The Board of Trustees may authorize the issuance of additional series if deemed advisable, each with its own investment objective, policies, and restrictions. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights.

         Under Massachusetts law, the shareholders of the Trust may, under certain circumstances believed to be remote, be held personally liable for the Trust's obligations. However, the Declaration of Trust disclaims liability of shareholders and the Trust's Trustees and Officers for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the Board of Trustees. The Declaration of Trust provides for indemnification out of the assets of the Trust of all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations.

         On any matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series except that shares are voted by individual series when required by the 1940 Act or other applicable law, or when the Board of Trustees determines that the matter affects only the interests of one series, in which case shareholders of the unaffected series are not entitled to vote on that matter. All shares of the Trust are voted together in the election of Trustees.

                             Trustees and Officers

         The Board of Trustees has overall responsibility for the Trust's and the Funds' affairs. Each Trustee serves for an indefinite term of unlimited duration until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or a successor, and until the election and qualification of his or her successor. The Trustees may fill any vacancy provided that at least two-thirds of the Trustees, after such appointment, have been elected by the Fund's shareholders. A Trustee may be removed, with or without cause, by a vote of at least two-thirds of the Funds' outstanding shares or by written instrument signed by at least two-thirds of the remaining Trustees.

         The Trustees elect or appoint the Officers of the Funds. Each Officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The Trustees may remove any Officer, with or without cause, at any time.

         The names and ages of the Trustees and Officers of the Trust, the date each was first elected or appointed to office, their principal business occupations and other directorships they have held during at least the last five years, are shown below. Each Trustee and Officer serves in such capacity for each of the two series of the Trust.

                                              Date First
                                              Elected or
Name and Age at         Positions Held        Appointed      Principal Occupation(s) during             Other
 April 1, 2003    with the Trust and Funds    to Office**           Past 5 Years                     Directorships
---------------------------------------------------------------------------------------------------------------------
Trustees who are "Interested Persons" of the Funds*
Robert H. Solt             Executive Vice    Feb. 2001 and   Director since Feb. 2001,           None.
35                         President,        Sept. 2002      Executive Vice President, Chief
                           Chief Operating   (Trustee)       Operating Officer, Chief
                           Officer, Chief                    Financial Officer, Secretary, and
                           Financial                         Treasurer since June 2001, Vice
                           Officer,                          President, Asst. Secretary, and
                           Secretary, and                    Asst. Treasurer, Feb. 2001 to June
                           Treasurer                         2001, Pearl Management Company;
                                                             prior thereto (beginning in 1991),
                                                             Officer, Iowans for Tax Relief,
                                                             Tax Education Foundation, and Tax
                                                             Education Support Organization
                                                             (nonprofit public interest
                                                             organizations).


                                              Date First
                                              Elected or
Name and Age at         Positions Held        Appointed      Principal Occupation(s) during                Other
 April 1, 2003    with the Trust and Funds    to Office**           Past 5 Years                       Directorships
-----------------------------------------------------------------------------------------------------------------------

David M. Stanley           Chairman,         July 1972     Chairman, President, Chief             None.
74                         President,                      Executive Officer, Asst.
                           Chief Executive                 Secretary, and Director, Pearl
                           Officer, Asst.                  Management Company; Director,
                           Secretary, and                  Midwest Management Corporation;
                           Trustee                         (private investment Company).


Trustees who are not "Interested Persons" of the Funds

John W. Axel               Trustee           Dec. 1974     Owner and Chief Executive              None.
61                                                         Officer, Iowa Companies, Inc.
                                                           (holding company); President,
                                                           Environmental Services Inc. (waste
                                                           hauling); President, Perfect
                                                           Pallet Co.

Jeffrey R. Boeyink         Trustee           Oct. 1997     Executive Vice President, Iowans       None.
40                                                         for Tax Relief, Tax Education
                                                           Foundation, and Tax Education
                                                           Support Organization
                                                           (non profit public Interest
                                                           organizations).

Douglas B. Coder           Trustee           Dec.          Owner, Coder Co. (business             None.
67                                           1974          brokerage); Owner, DBC Realty
                                                           (investments); Chairman and
                                                            Director, Catalyst International
                                                           (software).

Dr. David N. DeJong        Trustee           Dec.          Professor of Economics                 None.
39                                           1998          University of Pittsburgh.


David L. Evans             Trustee           June          Owner and CEO, Evanwood Corporation    None.
61                                           1977          (consulting) since Jan. 1992;
                                                           Chief Financial Officer, Netbeam,
                                                           Inc. (Internet access) Oct. 1999
                                                           to Nov. 2000; Chief Financial
                                                           Officer, Rocky Mountain Internet
                                                           (Internet services) June 1997 to
                                                           Aug. 1998; Director, John Deere
                                                           Receivables, Inc. (asset backed
                                                           securities).

OTHER OFFICERS OF PEARL MUTUAL FUNDS

Kevin J. Burns             Vice President    Jan. 1996     Director since June 1998,              None.
34                         of Investment                   Vice-President of Investment
                           Management,                     Management and Chief Investment
                           Chief                           Officer since Feb. 2001, Asst.
                           Investment                      Secretary and Asst. Treasurer
                           Officer, Asst.                  since March 1997, Vice President
                           Secretary, and                  Jan. 1998 to Feb. 2001, and
                           Asst. Treasurer                 Research Director Jan. 1996 to
                                                           Feb. 2001, Pearl Management
                                                           Company.

                                              Date First
                                              Elected or
Name and Age at          Positions Held       Appointed      Principal Occupation(s) during             Other
 April 1, 2003    with the Trust and Funds    to Office**           Past 5 Years                     Directorships
------------------------------------------------------------------------------------------------------------------
Karen M. Brookhart         Asst. Secretary   March         Asst. Secretary since Mar. 2002,     None.
31                         and               2002          Administrative Assistant to Vice
                           Administrative                  President of Investment Management
                           Assistant to Vice               since Sept. 2001, Pearl Management
                           President of                    Company; Customer Service
                           Investment                      Representative, HON Company, July
                           Management                      1999 - Aug. 2001, Marketing
                                                           Consultant, Elgin Broadcasting,
                                                           Sept. 1998 to June 1999; prior
                                                           thereto, Market Consultant,
                                                           Muscatine Communications.

Peggy A. Cherrier          Asst. Secretary   March         Asst. Secretary since Feb. 2001,     None.
50                         and               2001          Administrative Assistant since
                           Administrative                  Aug. 2000, Pearl Management
                           Assistant                       Company; Administrative Assistant,
                                                           Iowans for Tax Relief, Mar. 1999
                                                           to Aug. 2000; prior thereto, Legal
                                                           Assistant, Allbee, Allison &
                                                           Denning.

Karen J. Grell             Asst. Treasurer   June          Asst. Treasurer since June 2001      None.
30                         and Accountant    2001          and Accountant Since Feb. 2001,
                                                           Pearl Management Company;
                                                           Bookkeeper, Davenport Printing
                                                           Co., Dec. 1999 to Feb. 2001; prior
                                                           thereto, Bookkeeper, Kevin Grell
                                                           Trucking.

Renata R. LaMar            Asst. Treasurer   March         Asst. Treasurer and Financial        None.
38                         and Financial     2001          Administrator since Feb. 2001,
                           Administrator                   Accountant, Aug. 2000 to Feb.
                                                           2001, Pearl Management Company;
                                                           Accountant, Mar. 1997 to Aug.
                                                           2000, Heart of America Restaurants
                                                           & Inns.


* Mr. Stanley is an "interested person" of the Trust, as defined in the 1940 Act, because he is the Chairman, President, Chief Executive Officer, and a Director of the Manager. Mr. Solt is an "interested person" of the Trust because he is the Executive Vice President, Chief Operating Officer, Chief Financial Officer, Secretary, Treasurer, and a Director of the Manager.

** Dates prior to June 2001 correspond to the date first elected or appointed as a Director or Officer of Mutual Selection Fund, Inc., the Funds' predecessor.

        The address of the Trustee and Officers affiliated with Pearl Management Company (Messrs. Stanley, Burns, and Solt and Ms. Brookhart, Ms. Cherrier, Ms. LaMar, and Ms. Grell) is 2610 Park Avenue, PO Box 209, Muscatine, Iowa 52761. The addresses of the other Trustees are:

         Mr. Axel - 2001 Circle Drive, Muscatine, IA  52761
         Mr. Boeyink - 303 Woodcreek Lane, Muscatine, IA  52761
         Mr. Coder - 8711 East Pinnacle Peak Rd., Scottsdale, AZ 85255 Mr. DeJong - Department of Economics, University of Pittsburgh,
                      Pittsburgh, PA  15260
         Mr. Evans - 32500 El Diente Court, Evergreen, CO  80439

         Messrs. Stanley (Chair), Axel, and Evans serve as members of the Executive Committee. The Executive Committee generally has the authority to exercise the powers of the Board of Trustees during intervals between meetings. The Executive Committee did not meet during the 2002 fiscal year.

         Messrs. Evans (Chair), Axel, Coder, and DeJong serve as members of the Audit Committee. The Audit Committee makes recommendations to the Board of Trustees regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit. The Audit Committee met twice during the 2002 fiscal year.

         Messrs. Axel (Chair), Boeyink, and DeJong serve as members of the Nominating and Governance Committee. This Committee makes recommendations to the Board of Trustees regarding Board committees and committee assignments, the composition of the Board of Trustees, candidates for election as non-interested Trustees, and compensation of non-interested Trustees, and oversees the process for evaluating the functioning of the Board of Trustees. Neither the Nominating Committee nor the Board of Trustees will consider shareholder recommendations regarding candidates for election as Trustees; however, such recommendations may be made in the form of a shareholder proposal to be presented at any future meeting of shareholders of the Funds. The Nominating and Governance Committee met four times during the 2002 fiscal year.

         The Trustees who are not "interested persons" of the Funds, as defined in the 1940 Act, receive from the Funds an annual retainer of $2,000 except the Chairman of the Audit Committee who receives an annual retainer of $4,000. In addition, non-interested Trustees receive a meeting attendance fee of $1,000 for each day of each quarterly Board meeting attended and $500 for each day of attendance at any other Board meeting or at any committee meeting that does not immediately precede or follow a Board meeting. During 2002 the Funds paid fees aggregating $37,000 to Board members who were not affiliated with the Manager. The Funds have no retirement or pension plans.

         The following table sets forth the total compensation paid by the Trust during the fiscal year ended December 31, 2002 to each of the Trustees of the
Trust:

                                                                                     Aggregate
                                                                                 Compensation from
  Name of Trustee              Total Return Fund     Aggressive Growth Fund          the Funds
------------------------------------------------------------------------------------------------------
  Trustee who is an interested person of the Funds:
  David M. Stanley                       0                        0                        0
  Robert H. Solt                        0                        0                        0
  Trustees who are not interested persons of the Funds:
  John W. Axel                      $4,746                   $1,754                   $6,500
  Jeffrey R.  Boeyink               $4,746                   $1,754                   $6,500
  Douglas B. Coder                  $4,746                   $1,754                   $6,500
  Dr. David N. DeJong               $4,746                   $1,754                   $6,500
  David L. Evans                    $6,208                   $2,292                   $8,500
  Robert W. Toborg*                 $1,105                   $  395                   $1,500

   *Mr. Toborg retired as Trustee, effective May 1, 2002.

         The Officers and Trustees affiliated with the Manager serve without any compensation from the Trust.

         As of April 24, 2003, the Trustees and Officers of the Trust as a group owned beneficially 5.45% of the outstanding shares of Total Return Fund and 6.40% of Aggressive Growth Fund. The following table illustrates the dollar range of any equity securities "beneficially" owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934) by the Trustees of Total Return Fund and Aggressive Growth Fund. The dollar range for the securities represented in the table was determined using the net asset value of a share of the Fund as of the close of business on April 24, 2003.

                                                                                          Aggregate Dollar Range of
                                                                                           Equity Securities in All
                                                                                             Registered Investment
                                                                                             Companies Overseen by
                                                               Dollar Range of Equity        Trustee in Family of
       Name of Trustee                 Name of Fund            Securities in each Fund       Investment Companies
       ---------------                 ------------            -----------------------       --------------------
Trustee who is an interested person of the Funds:
David M. Stanley                Total Return Fund                  over $100,000
                                Aggressive Growth Fund             over $100,000                  over $100,000

Robert H. Solt                  Total Return Fund                  $1 - $10,000
                                Aggressive Growth Fund             $10,001 - $50,000            $10,001 - $50,000


Trustees who are not interested persons of the Funds:
John W. Axel                    Total Return Fund                  over $100,000
                                Aggressive Growth Fund              $1 - $10,000                  over $100,000

Jeffrey R. Boeyink              Total Return Fund                $50,001 - $100,000
                                Aggressive Growth Fund                   $0                     $50,001 - $100,000

Douglas B. Coder                Total Return Fund                  over $100,000
                                Aggressive Growth Fund           $10,001 - $50,000                over $100,000


                                                                                          Aggregate Dollar Range of
                                                                                           Equity Securities in All
                                                                                             Registered Investment
                                                                                             Companies Overseen by
                                                               Dollar Range of Equity        Trustee in Family of
       Name of Trustee                 Name of Fund            Securities in each Fund       Investment Companies
       ---------------                 ------------            -----------------------       --------------------
Trustees who are not interested persons of the Funds (continued):
Dr. David N. DeJong             Total Return Fund                     $1 - $10,000
                                Aggressive Growth Fund           $10,001 - $50,000              $10,001 - $50,000

David L. Evans                  Total Return Fund                $10,001 - $50,000
                                Aggressive Growth Fund           $10,001 - $50,000              $50,001 - $100,000

         No Trustee who is not an interested person of the Funds owns beneficially or of record, any security of the Manager or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager.

                             Principal Shareholders

         As of April 24, 2003, Tax Education Support Organization may be deemed to control Total Return Fund and Aggressive Growth Fund by virtue of owning more than 25% of the outstanding shares of each Fund. Tax Education Support Organization owned of record and beneficially owned directly 46.13% of the outstanding shares of Total Return Fund and 41.76% of the outstanding shares of Aggressive Growth Fund. Additionally, as of April 24, 2003, New Hope Foundation may be deemed to control Aggressive Growth Fund by virtue of owning more than 25% of the outstanding shares of the Fund. New Hope Foundation owned of record and beneficially owned directly 32.43% of the outstanding shares of Aggressive Growth Fund. These control relationships will continue to exist until such time as each share ownership described above represents 25% or less of the outstanding shares of a Fund. Through the exercise of voting rights with respect to shares of each Fund, each controlling person set forth above may be able to determine the outcome of shareholder voting on matters to which approval of shareholders is required.

         At April 24, 2003, the following entities owned beneficially 5% or more of shares of Total Return Fund:

Name/Address                                         Percentage Ownership

New Hope Foundation                                  22.57%
2610 Park Avenue
Muscatine, IA 52761

Public Interest Institute                             9.27%
2610 Park Avenue
Muscatine, IA 52761

Tax Education Support Organization                   46.13%
2610 Park Avenue
Muscatine, IA 52761

         At April 24, 2003, the following entities owned beneficially 5% or more of shares of Aggressive Growth Fund:

Name/Address                                         Percentage Ownership

New Hope Foundation                                  32.43%
2610 Park Avenue
Muscatine, IA 52761

Public Interest Institute                             8.58%
2610 Park Avenue
Muscatine, IA 52761

Tax Education Support Organization                   41.76%
2610 Park Avenue
Muscatine, IA 52761

                         Purchasing and Redeeming Shares

         Purchases and redemptions are discussed in the Funds' prospectus under the heading "How to Buy and Sell Fund Shares." All of that information is incorporated herein by reference.

Net Asset Value

         Share purchase and redemption orders will be priced at a Fund's NAV per share next computed after these orders are received by the Trust. Each Fund's NAV is determined only on days on which the New York Stock Exchange ("NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of those holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

         Computation of NAV (and the sale and redemption of Fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or that exchange is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of the Funds not reasonably practicable.

         For a description of the methods used to determine the share price, see "Net Asset Value" in the prospectus.

         The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of a Fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. If a redemption is made in kind, the redeeming shareholder would bear any transaction costs incurred in selling the securities received.

                        Anti-Money Laundering Compliance

         The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.

                           Additional Tax Information

         The prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal taxes.

         The Bush Administration has announced a proposal to reduce or eliminate the tax on dividend income; however, many of the details of the proposal (including whether or how the proposal would apply to dividends paid by a regulated investment company) have not been specified. Moreover, the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion below.

         Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currency, or certain other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in stock, securities, or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

         A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

         A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

         A Fund is required to withhold and remit to the U.S. Treasury a percentage of dividend income on any account if the shareholder:

         .  fails to provide a taxpayer identification number;

         . fails to certify that the number is correct and that he or she is not subject to backup withholding;

         . fails to certify that he or she is a U.S. Person (including a U.S. resident alien); or

         . the IRS informs the Fund that the tax identification number provided is incorrect.

                             Portfolio Transactions

         The Manager is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' portfolio business and negotiation of commissions, if any, paid on these transactions.

         The Funds will arrange to be included within a class of investors entitled not to pay sales loads by purchasing load fund shares under letters of intent, rights of accumulation, cumulative purchase privileges, and other quantity discount programs.

         Each Fund may purchase shares of portfolio funds which charge a redemption fee (not exceeding 2%). A redemption fee is a fee imposed by a portfolio fund upon shareholders (such as a Fund) redeeming shares of the fund within a certain period of time. The fee is payable to the portfolio fund. Accordingly, if a Fund were to invest in a portfolio fund and, as a result of redeeming shares in such portfolio fund, incur a redemption fee, the redeeming Fund would bear the redemption fee. The Funds will not invest in shares of a mutual fund that is sold with a redemption fee or contingent deferred sales load exceeding 2%.

         No brokerage commissions were incurred by Total Return Fund during the last three fiscal years, or by Aggressive Growth Fund for the last fiscal year and since its inception on July 2, 2001 through December 31, 2002.

                                 Code of Ethics

          The 1940 Act and rules thereunder require that the Trust and the Manager establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Funds might take advantage of that knowledge for their own benefit. The Trust and the Manager have adopted a Code of Ethics to meet those concerns and legal requirements. Although the Code does not prohibit employees who have knowledge of the investments and investment intentions of the Funds from engaging in personal securities investing, it does regulate such personal securities investing by these employees as a part of the effort by the Trust and the Manager to detect and prevent conflicts of interest.

                                    Custodian

          First National Bank of Muscatine ("FNBM"), 300 East Second Street, Muscatine, Iowa 52761, is the custodian for the Funds. It is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by authorized persons of the Funds. FNBM does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds. The Funds have authorized FNBM to deposit certain portfolio securities of the Funds in central depository systems as permitted under federal law.

                             Independent Auditors

     Deloitte & Touche LLP, 101 West Second Street, Davenport, Iowa, 52801-1813, audits and reports on the Funds' annual financial statements and performs other authorized professional services when engaged to do so by the Funds with the Audit Committee's approval. The financial statements of the Funds and report of independent auditors appearing in the Funds' December 31, 2002 Annual Report are incorporated by reference in this SAI.

                                    APPENDIX
                                    --------

                           DESCRIPTION OF BOND RATINGS

         A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Fund's investment adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

         The following is a description of the characteristics of rating used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of The McGraw-Hill Companies ("S&P").

         Ratings by Moody's

         Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

         Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

         A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

         Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

         C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         S&P Ratings

         AAA--Bonds rated AAA have the highest rating. The obligor's capacity to meet its financial commitment on the bond is extremely strong.

         AA--Bonds rated AA differ from AAA bonds only in small degree. The obligor's capacity to meet its financial commitment on the bond is very strong.

         A--Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the bond is still strong.

         BBB--Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the bond.

         BB, B, CCC, CC and C--Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation among such bonds and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                            PART C OTHER INFORMATION

Item 23. Exhibits

(a)(1)    Amended and Restated Declaration of Trust dated September 11, 2000 (a)

(a)(2) Establishment and Designation of Series of Shares of Beneficial Interest (a)

(b)       Bylaws of the Registrant (a)

(c)       The Registrant does not issue share certificates

(d) Investment Management Agreement between the Registrant and Pearl Management Company (c)

(e)       None

(f)       None

(g) Custodial Agreement between the Registrant and First National Bank of Muscatine (c)

(h) Administrative Services Agreement between the Registrant and Pearl Management Company (c)

(i)(1)    Opinion and consent of Bell, Boyd & Lloyd LLC (b)

(i)(2)    Opinion and consent of Bingham McCutchen LLP (b)

(i)(3)    Consent of Bell, Boyd & Lloyd LLC

(i)(4)    Consent of Bingham McCutchen LLP

(j)(1)    Consent of Independent Accountants

(k)       None

(l)       Subscription Agreement between the Registrant and Pearl Management
          Company (b)

(m)       None

(n)       None

(p)(1) Pearl Mutual Funds and Pearl Management Company Code of Ethics and Policy and Procedures to Prevent Misuse of Inside Information (c)

(p)(2)    Pearl Mutual Funds Code of Ethics for Outside Trustees (c)
--------------------

(a) Previously filed. Incorporated by reference to the exhibit of the same number filed with the Registrant's registration statement, Securities Act file number 333-53390 (the "Registration Statement"), filed on January 8, 2001.

(b) Previously filed. Incorporated by reference to the exhibit of the same number filed with the Registrant's Registration Statement filed on June 15, 2001.

(c) Previously filed. Incorporated by reference to the exhibit of the same number filed with the Registrant's Registration Statement filed on July 2, 2001.

Item 24.  Persons Controlled By or Under Common Control with Registrant

     As of April 24, 2003, Tax Education Support Organization may be deemed to control Total Return Fund and Aggressive Growth Fund through direct and indirect ownership of 46.13% of the outstanding shares of Total Return Fund and 41.76% of the outstanding shares of Aggressive Growth Fund. Additionally, as of April 24, 2003, New Hope Foundation may be deemed to control Aggressive Growth Fund through direct and indirect ownership of 32.43% of the outstanding shares of Aggressive Growth Fund. Registrant may, therefore, be deemed to be under common control with any companies that are controlled by Tax Education Support Organization and New Hope Foundation (as the term "control" is defined by Section 2(a)(9) of the Investment Company Act of 1940). See, "Principal Shareholders" in the statement of additional information.

Item 25.  Indemnification

     Article XII of the Declaration of Trust of Registrant (exhibit 1 to this Registration Statement, which is incorporated herein by reference) provides that Registrant shall provide certain indemnification of its trustees and officers. In accordance with Section 17(h) of the Investment Company Act, that provision shall not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of his office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The Registrant, its trustees and officers, Pearl Management Company ("PMC") (the investment manager to Registrant) and certain affiliated persons of PMC and affiliated persons of such persons are insured under a policy of insurance maintained by Registrant, PMC and those affiliates, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees, directors or officers. The policy expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Item 26.  Business and Other Connections of Investment Adviser

     The information in the prospectus under the caption "Management of the Funds" is incorporated by reference. For a description of other business, profession, vocation or employment of a substantial nature in which any officer or director of PMC has engaged within the last 2 fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, see the information under the caption "Trustees and Officers" in the statement of additional information.

Item 27.  Principal Underwriters

         None

Item 28.  Location of Accounts and Records

         David M. Stanley, President
         Pearl Management Company
         2610 Park Avenue
         Muscatine, IA  52761

Item 29.  Management Services

         None

Item 30.  Undertakings

         None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Muscatine, Iowa on April 30, 2003.

                                         PEARL MUTUAL FUNDS


                                         By  /s/ David M. Stanley
                                           ----------------------------
                                             David M. Stanley, Chairman

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

              Name                  Title                                      Date
              ----                  -----                                      ----
/s/ John W. Axel                    Trustee                       )
-------------------------------                                   )
John W. Axel                                                      )
                                                                  )
/s/ Jeffrey R. Boeyink              Trustee                       )
-------------------------------                                   )
Jeffrey R. Boeyink                                                )
                                                                  )
/s/ Douglas B. Coder                Trustee                       )
-------------------------------                                   )
Douglas B. Coder                                                  )
                                                                  )
/s/ Dr. David N. DeJong             Trustee                       )
-------------------------------                                   )
Dr. David N. DeJong                                               )
                                                                  )
/s/ David L. Evans                  Trustee                       )
-------------------------------                                   )
David L. Evans                                                    )
                                                                  )
                                                                  )
                                                                  )       April 30, 2003
                                                                  )
                                                                  )
/s/ David M. Stanley                Trustee, Chairman,            )
-------------------------------     President, Chief Executive    )
David M. Stanley                    Officer and Assistant         )
                                    Secretary (principal          )
                                    executive officer)            )
                                                                  )
                                                                  )
/s/ Robert H. Solt                                                )
-------------------------------     Trustee                       )
Robert H. Solt                      Executive Vice-President      )
                                    Chief Operating Officer       )
                                    Chief Financial Officer       )
                                    Secretary and Treasurer       )
                                    (principal accounting
                                    officer)

                    Exhibits Being Filed with This Amendment

Exhibit
Number      Exhibit

(i)(3)      Consent of Bell, Boyd & Lloyd LLC

(i)(4)      Consent of Bingham McCutchen LLP

(j)         Consent of Independent Accountants